As filed with the Securities and Exchange Commission on November 6, 1998

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[ ]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            TOP SOURCE TECHNOLOGIES,INC.
                   (Name of Registrant as Specified In Its Charter)

                                      N/A
      (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:
         N/A - Asset Purchase
     2) Aggregate number of securities to which transaction applies: N/A 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
          0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined): Purchase Price of $10,000,000 in cash (fee paid in previous filing on Aug. 27, 1998)
4) Proposed maximum aggregate value of transaction: $10,000,000
5) Total fee paid: $2,000

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid: $2,000.00
     2) Form, Schedule or Registration Statement No.:PREM 14A
     3) Filing Party: Top Source Technologies, Inc.
     4) Date Filed: August 27, 1998

                          TOP SOURCE TECHNOLOGIES, INC.
                          7108 Fairway Drive, Suite 200
                        Palm Beach Gardens, FL 33418-3757


November 6, 1998


Dear Stockholder:

     On behalf of the Board of Directors of Top Source Technologies, Inc. (the "Company"), I am extending you a cordial invitation to attend the annual meeting of stockholders of the Company (the "Annual Meeting"), which will be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 at 12:00 Noon Eastern Standarad Time on December 15, 1998. I look forward to greeting as many stockholders as possible at the Annual Meeting.

     At the Annual Meeting, you will be asked to consider and approve, among other things, the agreement dated as of August 14, 1998 (the "Agreement"), by and among the Company, Top Source Automotive, Inc. ("TSA"), a wholly-owned subsidiary of the Company, and NCT Audio Products, Inc. (the "Buyer") pursuant to which TSA will sell and the Buyer will purchase 100% of the assets of TSA. Including the $3,500,000 the Company has already received as a down payment (of which $2,050,000 is being held in escrow), the Buyer will pay the Company a minimum of an additional $6,500,000; the Company may also receive up to $6,000,000 in cash based upon the future operations of the Buyer's subsidiary acquiring TSA over a two-year period following the closing. Details concerning the terms and conditions of the proposed transaction are included in the enclosed Proxy Statement.

     AT THE BOARD OF DIRECTORS' MEETINGS HELD TO CONSIDER THE PROPOSED TRANSACTION, THE DIRECTORS OF THE COMPANY CAREFULLY CONSIDERED AND UNANIMOUSLY APPROVED THE TERMS OF THE PROPOSED TRANSACTION AS BEING IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS. THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 1 TO APPROVE THE PROPOSED TRANSACTION.

TO:  Top Source Technologies' Stockholders
Page 2



     In addition, at the Annual Meeting, you will be asked to vote on two other proposals: (i) to elect two directors for three-year terms ending in 2001; and
(ii) to ratify the appointment of Arthur Andersen LLP as independent auditors for the year ended September 30, 1998, and any other matters that may properly come before the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy card promptly. If you later decide to attend the Annual Meeting, you may revoke your proxy and vote in person. The Company's Proxy Statement supersedes in all respects the Proxy Statement previously mailed to you dated February 5, 1998 and the meeting previously scheduled for April 3, 1998 has been adjourned to December 15, 1998 as set forth above. Any proxy cards received in connection with the April 3, 1998 meeting have been destroyed by the Company, and you are asked to submit the new proxy card which we have enclosed.

     Thank you for your time and consideration.

                                      Sincerely,


                                      /s/William C. Willis, Jr.
                                      William C. Willis, Jr.
                                      Chairman, President and CEO

                          TOP SOURCE TECHNOLOGIES, INC.
                          7108 Fairway Drive, Suite 200
                        Palm Beach Gardens, FL 33418-3757

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               ON December 15, 1998

To All Stockholders:

     The annual meeting of the Stockholders (the "Annual Meeting") of Top Source Technologies, Inc. (the "Company") will be held at 12:00 Noon on December 15, 1998 at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 for the following purposes:

1. To consider and approve the Asset Purchase Agreement, as amended, by and among the Company, Top Source Automotive, Inc., and NCT Audio Products, Inc.;

2. To elect two persons to the Board of Directors of the Company to serve three-year terms;

3. To ratify the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ended September 30, 1998; and

4. For the transaction of any other lawful business that may properly come before the Annual Meeting.

     The Board of Directors has fixed the close of business on November 5, 1998 as the record date for a determination of stockholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSALS NO. 1, NO. 2, AND NO. 3.

     Please vote, date, sign and mail the enclosed proxy card promptly in the enclosed return envelope. It is extremely important that you vote. If we do not have enough proxy cards returned we will not have a quorum, resulting in unnecessary expense to you, the stockholder. Help us help you.

                                        By Order of the Board of Directors


Dated: November 6, 1998
                                        By:  /s/David Natan
                                             David Natan
                                             Vice President, Chief Financial
                                             Officer and Secretary

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                          TOP SOURCE TECNOLOGIES, INC.

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS ON

                      DECEMBER 15, 1998 AT 12:00 NOON EST. AT

    THE AMERCIAN STOCK EXCHANGE, 86 TRINITY PLACE, NEW YORK, NEW YORK 10006




     The undersigned hereby appoints William C. Willis, Jr. and David Natan as my proxy with power of substitution for and in the name of the undersigned to vote all shares of common stock of Top Source Technologies, Inc. (the "Company") which the undersigned would be entitled to vote at the annual meeting of stockholders of the Company to be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 on December 15, 1998 at 12:00 Noon, Eastern Standard Time, and at any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth below:


     Each share of common stock outstanding on the record date is entitled to one vote on all proposals.

1. I hereby approve the sale of substantially all of the assets of Top Source Automotive, Inc. to NCT Audio Products, Inc. for a minimum of $10,000,000 as described in the Proxy Statement.

                  Yes____           No____               Abstain____

2. I hereby elect the following individuals to serve on the Board of Directors of the Company for a three year term until the Company's Annual Meeting in 2001.

                  Name                                 Yes           No
         a)       William C. Willis, Jr.
         b)       L. Kerry Vickar

3. I hereby ratify the appointment of the Arthur Andersen LLP as independent auditors for the fiscal year ended September 30, 1998.

                  Yes _____         No _____            Abstain _____

4. I hereby authorize the transaction of any other lawful business that may properly come before the annual meeting of stockholders.

                  Yes _____         No _____            Abstain _____

     (Shares cannot be voted unless this proxy is signed and returned, or specific arrangements are made to have the shares represented at the meeting).

  If no direction is indicated, this Proxy will be voted as recommended by the Board of Directors for all proposals.

                                         Dated:                       , 1998



                                            Signature of Stockholder



                                        Typed or Printed Name of Stockholder


                                        Number of Shares Owned

                          TOP SOURCE TECHNOLOGIES, INC.

                                 PROXY STATEMENT
                               --------------------
     This proxy statement (the "Proxy Statement") is sent to the holders of shares of common stock, par value $.001 per share (the "Common Stock") of Top Source Technologies, Inc. (the "Company"), a Delaware corporation, in connection with the solicitation of proxies by the board of directors (the "Board") of the Company for use at the annual meeting of stockholders (the "Annual Meeting") to be held at 12:00 Noon EST. on December 15, 1998 at the American Stock Exchange, 86 Trinity Place, New York, New York 10006, and any adjournments thereof. This Proxy Statement supersedes in all respects the Proxy Statement dated February 5, 1998 and the Annual Meeting previously scheduled for April 3, 1998 which was cancelled. Any proxy cards received in connection with the April 3, 1998 Annual Meeting have been destroyed by the Company and you are asked to complete and return the proxy card enclosed with this Proxy Statement.

     At the Annual Meeting, the holders of the Company's Common Stock will be asked to: (i) consider and approve the Asset Purchase Agreement (the "Agreement") dated August 14, 1998 and the amendment to it (the "Amendment") dated October 7, 1998, copies of which are attached as Appendices A and A-1, by and among the Company, Top Source Automotive, Inc. ("TSA"), a wholly-owned subsidiary of the Company and NCT Audio Products, Inc. (the "Buyer") through which the Buyer has agreed to purchase 100% of the assets of TSA (the "Proposed Transaction"); (ii) elect two members to the Company's Board to serve a three-year term; (iii) ratify the appointment of Arthur Andersen LLP as the Company's independent accountants for the year ending September 30, 1998; and
(iv) vote upon the transaction of such other matters as may properly come before the Annual Meeting.

     Included among the matters described in this Proxy Statement is the consideration and approval of the Proposed Transaction. Upon the terms and subject to the conditions of the Agreement, as amended, on the closing date (the "Closing" or the "Closing Date"), the Buyer will purchase 100% of the assets of TSA (the "Assets") for a minimum of $10,000,000 consisting of $1,450,000 paid to TSA on June 11, 1998 (the "First Payment"), $2,050,000 paid into escrow on July 31, 1998 (the "Second Payment") and the balance of $6,500,000 due at the Closing. Additionally, TSA shall receive up to an additional $6,000,000 in cash based upon the future earnings of the Buyer's subsidiary which acquires the Assets for a two-year period following the Closing (the "Earn-Out"). All of the consideration shall be paid to TSA and may be transferred to the Company without any distribution to the Buyer which shall become a minority stockholder of TSA following the Annual Meeting. The Buyer shall assume substantially all of the liabilities of TSA which are estimated to be between $400,000 - $500,000. The consummation of the Proposed Transaction is subject to the satisfaction or waiver of certain conditions including, approval of the Company's stockholders, and the Buyer obtaining the necessary financing (the "Financing"). If the Company's stockholders approve the Proposed Transaction, the $2,050,000 in escrow shall be paid to the Company, and the Buyer will become the owner of 20% of outstanding TSA Common Stock; if the Proposed Transaction is not approved, the $2,050,000 will be returned to the Buyer and it will become the owner of 14.5% of TSA's Common Stock. If the Proposed Transaction fails to close by March 31, 1999, the Company will be free to attempt to find another purchaser of TSA and the Buyer will be obligated to sell its TSA shares to any such purchaser on the same terms and conditions as the Company receives for its TSA Common Stock. However, if the Proposed Transaction fails to close by December 31, 1998, the Buyer has a one-week option to cancel its exclusive right to purchase the Assets of TSA and as consideration for such cancellation receive an additional 15% of TSA Common Stock. If the Proposed Transaction does not close for any reason, the Buyer will retain its applicable percentage ownership of TSA Common Stock. See "Proposal No. 1 - The Proposed Transaction - Terms and Conditions of the Agreement".

     This Proxy Statement is being furnished by the Board of the Company to holders of Common Stock in connection with the solicitation of proxies for use at the Annual Meeting, and any adjournments thereof. Each copy of this Proxy Statement being mailed or delivered to the Company's stockholders is accompanied by a proxy card, the notice of Annual Meeting, the appendixes and copies of the Company's Form 10-K/A No. 3 for the year ended September 30, 1997 (the "Form 10-K/A No. 3") and the Company's Form 10-Q for the quarter ended June 30, 1998.

     All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, the Company's stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. With regard to other proposals, the Company's stockholders may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or may abstain from voting on any or all proposals. Stockholders should specify their respective choices on the accompanying proxy card. If no specific instructions are given with regard to the matters to be voted upon, the shares of Common Stock represented by a signed proxy card will be voted "FOR" Proposal Nos. 1, 2 and 3, listed on the proxy card. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock (or 14,509,220 shares) on the record date of November 5, 1998 is necessary to constitute a quorum at the Annual Meeting. Each of the proposals set forth in this Proxy Statement will be voted upon separately at the Annual Meeting. Because the Proposed Transaction may constitute a sale of "substantially all" of the assets of the Company under Delaware law, which requires the approval of a majority of the outstanding shares of the Common Stock before such a sale may be consummated, the Board is seeking approval of the Company's stockholders for the Proposed Transaction. A majority of outstanding Common Stock (14,509,220 shares) must vote in favor of Proposal No. 1 or it will be defeated. The affirmative vote of the holders of a plurality of shares of Common Stock present in person or represented by proxy at the Annual Meeting will be required to elect each of the directors to the Company's Board pursuant to Proposal No. 2. The vote of the holders of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting will be required to approve and adopt Proposal No. 3. For these reasons, it is important that all shares are represented at the Annual Meeting, either in person or by proxy.

     All proxy cards delivered pursuant to this solicitation are revocable at any time prior to the Annual Meeting at the option of the persons executing them by giving written notice to the Secretary of the Company, by delivering a later-dated proxy card or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Top Source Technologies, Inc., 7108 Fairway Drive, Suite 200, Palm Beach Gardens, Florida, 33418-3757, Attention: Mr. David Natan, Secretary.

     Proxies will initially be solicited by the Company by mail, but directors, officers and selected employees may solicit proxies from stockholders personally or by telephone, facsimile or other forms of communication. Such directors, officers and employees will not receive any additional compensation for such solicitation. In addition, the Company has retained Morrow & Co. on its behalf to solicit proxies on its behalf for a fee of $4,000 plus $3.00 per soliciting telephone call, which includes the cost of the telecommunications, directory assistance and related telephone expenses. The Company has agreed to reimburse Morrow & Co. for all other out-of-pocket costs. The Company estimates that the total amount paid to Morrow & Co. will be approximately $40,000. The Company also will request brokerage houses, nominees, fiduciaries and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

     AT THE BOARD MEETINGS HELD TO CONSIDER THE PROPOSED TRANSACTION, THE BOARD CAREFULLY CONSIDERED AND UNANIMOUSLY APPROVED THE TERMS OF THE PROPOSED TRANSACTION AS BEING IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. THE COMPANY'S BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 1 TO APPROVE THE PROPOSED TRANSACTION.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSALS NO. 2 AND NO. 3.

     Stockholders of the Company are not entitled to dissenters' rights of appraisal or other dissenters' rights under Delaware law with respect to the Proposed Transaction or any other transactions contemplated by the Agreement.

     THE COMPANY'S STOCKHOLDERS SHOULD CONSIDER CAREFULLY THE FACTORS DESCRIBED UNDER THE HEADING "RISK FACTORS" BEGINNING ON PAGE 14 OF THIS PROXY STATEMENT.

     The Common Stock is listed on the American Stock Exchange ("AMEX") under the symbol "TPS". On October 6, 1998, the last sale price for the Common Stock as reported by the AMEX was $0.75 per share.

     This Proxy Statement and the accompanying proxy card are being mailed to the stockholders of the Company on or about November 6, 1998.

         The date of this Proxy Statement is November 6, 1998.

                               TABLE OF CONTENTS

                                                                       PAGE

AVAILABLE INFORMATION................................................    8

FORWARD-LOOKING STATEMENTS...........................................    8

SUMMARY   ...........................................................    8

     Business of the Company and TSA.................................    8

     The Proposed Transaction........................................    9

     Failure of the Proposed Transaction to Close....................    10

     Financing.......................................................    10

     Repayment of Debt...............................................    10

     Use of Proceeds.................................................    10

     Reasons for the Proposed Transaction............................    11

     Recommendation of the Company's Board of Directors..............    11

     Opinion of Financial Advisor....................................    11

     Interests of Certain Persons....................................    11

     Conditions to the Agreement.....................................    12

     Accounting Treatment for the Proposed Transaction...............    12

     Dissenter's Rights..............................................    12

     Regulatory Filings and Approvals................................    12

     Certain Income Tax Consequences.................................    12

     Proxy; Change of Vote...........................................    13

     Equivalent Per Share Data and Summary Financial Data............    13

SUMMARY CONSOLIDATED FINANCIAL DATA..................................    13

     The Company - Historical........................................    14

     The Company - Pro Forma.........................................    14

RISK FACTORS.........................................................    14

     TRANSACTION-RELATED CONSIDERATIONS..............................    15

          Change in Business of the Company - Loss of Operating Income   15

          Change in Short-Term Financial Condition....................   16

          Failure to Obtain Stockholder Approval.....................    16

          Failure of Proposed Transaction to Close...................    16

                                TABLE OF CONTENTS

                                                                       PAGE

     RISKS RELATED TO THE COMPANY'S BUSINESS
       AND RELATED MATTERS...........................................    17

          Historical Losses..........................................    17

          Impact on Business if Proposed Transaction Does Not Close..    17

          Inability to Market OSA-IIs................................    17

          Dependence on Chrysler.....................................    18

          Liquidity Considerations...................................    18

INFORMATION REGARDING THE MEETING....................................    19

     The Annual Meeting..............................................    19

PROPOSAL NO. 1 - THE PROPOSED TRANSACTION............................    20

     General.........................................................    20

     The Earn-Out....................................................    21

     Use of Proceeds.................................................    22

     Background of the Proposed Transaction..........................    22

     Reasons for the Proposed Transaction............................    24

     Recommendation of the Company's Board of Directors..............    25

     TSA Forecast....................................................    25

     Opinion of Financial Advisor....................................    26

     Fairness Opinion................................................    27

     Terms and Conditions of the Agreement...........................    26

     The Purchase Price..............................................    31

     Closing Conditions of all Parties...............................    31

                                TABLE OF CONTENTS

                                                                         PAGE
     The Buyer's Closing Conditions...................................    32

     The Company's and TSA's Closing Conditions.......................    32

     Expenses.........................................................    33

     Conduct of Business of TSA Prior to the Closing..................    33

     Indemnification..................................................    34

     Accounting Treatment for the Proposed Transaction................    34

     Dissenter's Rights...............................................    34

     Regulatory Filings and Approvals.................................    34

     Failure of the Buyer to Pay the Balance of the Purchase Price
      - Bring Along Provisions........................................    34


PRO FORMA CONDENSED FINANCIAL INFORMATION OF THE COMPANY..............    34

SELECTED CONSOLIDATED FINANCIAL DATA..................................    43

CERTAIN INCOME TAX CONSEQUENCES.......................................    43

INFORMATION REGARDING THE COMPANY.....................................    44

     Security Ownership of Certain Beneficial Owners..................    44

INFORMATION REGARDING THE BUYER ......................................    44

PROPOSAL NO. 2 - ELECTION OF DIRECTORS................................    46

     Board of Directors...............................................    47

     Compensation of Directors........................................    47

     Board Meetings and Committees....................................    47

     Current Board of Directors.......................................    48

     Board of Director Resignations...................................    48

     Nominees for Election at the 1998 Annual Meeting.................    48

     Other Board Members..............................................    49

     Executive Officer Compensation...................................    50

SUMMARY COMPENSATION TABLE............................................    50

     OPTIONS/SAR GRANTS DURING THE FISCAL YEAR ENDED
      SEPTEMBER 30, 1997..............................................    52

     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
      AND FISCAL YEAR-END OPTION/SAR VALUES...........................    53

                                TABLE OF CONTENTS
                                                                        PAGE

     Executive Compensation Agreements.................................   53

     Termination/Resignation Executive Compensation....................   55

     Retirement Salary Savings Plan....................................   56

     Repricing of Options..............................................   56

     Report on Executive Compensation by the
       Compensation and Stock Option Committee ........................   56

     Chief Executive Officer...........................................   57

     Current Executive Officer.........................................   57

     Former Executive Officers.........................................   58

     Performance Graph.................................................   59

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.........................   60

PROPOSAL NO. 3 - APPOINTMENT OF AUDITORS...............................   61

PROPOSAL NO. 4 - OTHER MATTERS

     Proposals.........................................................   61

     Stockholders' Proposals...........................................   61


APPENDICES

Appendix A   Asset Purchase Agreement by and among Top Source Technologies,
             Inc., Top Source Automotive, Inc., NCT Audio Products, Inc. and
             Noise Cancellation Technologies, Inc. dated August 14, 1998

Appendix A-1 Amendment to Asset Purchase Agreement dated October 7, 1998

Appendix B   Fairness Opinion Letter dated August 20, 1998


EXHIBITS

Exhibit 1    -  The Company's Annual Report on Form 10-K/A No. 3
                for the Year Ended September 30, 1997

Exhibit 2    -  The Company's  Quarterly Report on Form 10-Q for the Quarter
                Ended June 30, 1998.

Exhibit 3    -  Top Source Automotive, Inc. Financial Statements (unaudited)

                              AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected without charge at, and copies thereof may be obtained at prescribed rates from, the public reference facilities of the Commission's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants (such as the Company ) that file electronically with the Commission. The address of such site is: http://www.sec.gov. In addition, the Company's Common Stock is traded on the AMEX, and copies of reports, proxy statements and other information can be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York, 10006.

                           FORWARD-LOOKING STATEMENTS


     Certain statements in this Proxy Statement constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended (the "Reform Act"). Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. See the introduction to "Risk Factors" for a summary of the forward-looking statements and the risks and uncertainties which may cause the actual results to differ.



                           SUMMARY

         THE FOLLOWING SUMMARY IS QUALIFIED BY THE DETAILED INFORMATION IN THE REPORTS INCLUDED ELSEWHERE IN THIS PROXY STATEMENT ANNEXED AS EXHIBITS AND APPENDIX A AND B. ALL STOCKHOLDERS ARE URGED TO READ THIS PROXY STATEMENT, THE APPENDICES AND THE EXHIBITS HERETO IN THEIR ENTIRETY.

Business of the Company and TSA


     The Company was organized in 1986 under Colorado law and reincorporated in Delaware in 1992. The Company currently owns two strategic operating companies, i.e., TSA and Top Source Instruments, Inc. ("TSI"). The Company's predecessor was organized in 1986 for the purpose of marketing certain patented overhead sound systems ("OHSS") to automobile original equipment manufacturers ("OEMs") and the automotive aftermarket. By 1992, the Company through TSA began assembling the OHSS in an assembly facility in suburban Detroit, Michigan. TSA's business grew rapidly through the fiscal year ended September 30, 1997 as a result of its sales to Chrysler Corporation ("Chrysler) due to the factory installation of the OHSS in the Jeep Wrangler, Cherokee and Grand Cherokee (one high end model) vehicles. TSA no longer sells the OHSS to Chrysler for installation in the Cherokee and sales for installation in the Grand Cherokee will terminate in November 1998 when Chrysler discontinues that model. As a result, TSA's net sales of approximately $16,580,000 in fiscal 1997 are expected to be approximately $11,200,000 in fiscal 1998. As a result of this loss of business by TSA and the Company's commitment to TSI's On-Site Oil Analyzer ("OSA") and its new second generation OSA ("OSA-II"), the Company in the first quarter of 1998 made a strategic decision to seek to sell TSA. See "- Reasons for the Proposed Transaction".

     Development of the OSA commenced in January 1993 when the Company, and a former subsidiary, entered into an initial development agreement with the Thermo Jarrel Ash division of Thermo Instrument Systems, Inc. TSI, a wholly-owned subsidiary of the Company, was responsible for developing the OSA software and by July 1996, TSI had completed the majority of software development. Although TSI has only generated limited revenues from the OSA, the OSA-II, an enhanced instrument, which is substantially smaller and less expensive, has been completed and TSI assembled the initial seven OSA-IIs at its facility in Atlanta, Georgia. From TSI's organization in 1993 through August 31, 1998, TSI has incurred substantial cumulative operating losses amounting to approximately $11.8 million in connection with the development and marketing efforts of the OSA and OSA-II. However, the Company remains committed to it. The Company anticipates using the proceeds from the Proposed Transaction to repay indebtedness and provide working capital to cover losses from TSI which are expected to continue for the immediate future into fiscal 1999.

The Proposed Transaction

     Pursuant to the terms of the Agreement, as amended, the Company proposes to sell 100% of TSA's Assets to the Buyer for $10,000,000, the Earn-Out and the assumption by the Buyer of substantially all of the liabilities of TSA which are estimated to be between $400,000 - $500,000 (collectively the "Purchase Price").

     As of June 10, 1998, the Company and TSA entered into a letter of intent with the Buyer and on June 11, 1998 the Company received a non-refundable $1,450,000 deposit. As of July 30, 1998, the Company, TSA, the Buyer and an escrow agent entered into an escrow agreement and on July 31, 1998 the Buyer paid into escrow $2,050,000. The Company has issued to the Buyer 20% of outstanding TSA shares. The $2,050,000 and the 20% of TSA Common Stock are being held in escrow pending approval by the Company's stockholders. If Proposal No. 1 is approved by the holders of a majority of the outstanding shares of Common Stock, the $2,050,000 shall be delivered to the Company and 20% of the TSA Common Stock shall be delivered to the Buyer without regard to whether the Buyer obtains the necessary Financing to purchase the Assets or other closing conditions are met. If the Proposed Transaction is not approved, the $2,050,000 shall be returned to the Buyer which shall receive 14.5% of TSA's Common Stock. The Buyer has the exclusive right to purchase the Assets through March 31, 1999. However, if the Proposed Transaction is not consummated by December 31, 1998, the Buyer has a one-week option to cancel this exclusive right, and as consideration for this cancellation, the Buyer shall receive an additional 15% of TSA Common Stock. If the Proposed Transaction does not close for any reason, the Buyer will retain its applicable percentage ownership of TSA Common Stock. . See "Risk Factors - Failure to Obtain Stockholder Approval and Failure of Proposed Transaction to Close".

     On August 14, 1998, the Company, TSA, the Buyer and the Buyer's parent, Noise Cancellation Technologies, Inc. (the "Parent") entered into the Agreement through which the Buyer agreed to purchase TSA's Assets for a minimum of $10,000,000 and up to an additional $6,000,000 representing the Earn-Out. The Parent agreed to guarantee payment of the Earn-Out to the extent it is earned in the event it is not paid by the Buyer. Of the $10,000,000, the Buyer agreed to pay TSA at least $7,500,000 in cash (or $4,000,000 in addition to the $1,450,000 and $2,050,000 payments described above) and agreed to pay the balance, if any, by delivering a Note to TSA On October 7, 1998, the Amendment was executed. As a result, the Buyer must pay all $10,000,000 in cash and the guarantee of the Earn-Out has been eliminated. Thus, the Parent is no longer a party to the Agreement.

     As a result of the sale of TSA Assets, the Company's strategic focus will be significantly altered. The Company will continue to operate the business conducted by TSI. See "Risk Factors - Change in Business of the Company". Assuming the Proposed Transaction had been consummated at June 30, 1998, TSA constituted approximately 28% of the Company's total assets as of that date. TSA also generated approximately 97.6% of the Company's net sales for the fiscal year ended September 30, 1997 and 96.4% of net sales for the nine months ended June 30, 1998. The Company believes that the sale of TSA Assets will provide the working capital necessary to allow the Company to focus on expanding the business currently being conducted by TSI.

Failure of the Proposed Transaction to Close

     In the event that the Proposed Transaction fails to close for any reason, the Company intends to operate TSA and seek another purchaser for its Assets. For a discussion of the risks involved in this event, see "Risk Factors Failure to Obtain Stockholder Approval and Failure of Proposed Transaction to Close".

Financing

     Consummation of the Proposed Transaction is subject to the Buyer obtaining at least $6,500,000 of Financing to consummate the Proposed Transaction on or before March 31, 1999. There can be no assurances that the Buyer will obtain the necessary Financing.

Repayment of Debt

     Substantially all of the Company's assets are pledged to secure a line of credit held by the NationsCredit Commercial Funding Division of NationsCredit Commercial Corporation ("Nations"). As of the date of this Proxy Statement, approximately $903,608 is owed to Nations. In order to obtain the consent of Nations to the sale of the Assets, its line of credit must be paid in full. Nations has advised the Company that it will not permit any further borrowing under the line of credit following the Closing because Nations is relying upon the Assets to secure the line of credit. Under the terms of a note purchase agreement entered into in 1995 with Ganz/Mellon (the "Note Agreement"), $3,020,000 of outstanding convertible notes are repayable if the Company sells all or substantially all of its Assets. With the proceeds from the sale of the Assets, the Company intends to repay the outstanding notes (the "Notes") which are convertible at $10.00 per share or substantially above the current market price of $0.75.

Use of Proceeds

     Following the closing of the Proposed Transaction, and after repaying the Nations line of credit and the Notes, the Company will have approximately $3,500,000 in proceeds remaining. The Company intends to use the remaining proceeds for the purpose of meeting its working capital needs and expanding its marketing efforts on behalf of the OSA-II.

Reasons for the Proposed Transaction

     The Company made a strategic decision to sell TSA and focus all of its management's attention and efforts on TSI and the roll-out of the OSA-II because it believed that with the development of the OSA-II, the Company had a product that could best provide value to the Company's stockholders. Notwithstanding the limited revenues generated by the first generation OSA, the Company believed that the efforts of its current management in marketing the OSA and OSA-II and seeking strategic alliances for that purpose, represented the best allocation of the Company's capital and management efforts. Additionally, the business of TSA had been materially reduced by the loss of the Cherokee contract; moreover, Chrysler advised TSA that the purchase order for the Grand Cherokee would expire in November 1998 as the result of Chrysler's discontinuing the one model using TSA's OHSS.

Recommendation of the Company's Board of Directors

     In reaching their decision to approve the Agreement, the Board of the Company consulted with its management team and advisors, and independently considered the material factors described elsewhere in this Proxy Statement. Based upon its independent review of such factors and the other factors set forth in this Proxy Statement, the Board of the Company unanimously approved the Agreement. Accordingly, the Board recommends that the Company's stockholders vote "For" approval and adoption of the Agreement. For a discussion of the factors considered by the Board in reaching their decision, see "Proposal No. 1
- the Proposed Transaction - Background of the Proposed Transaction" and "Reasons for the Proposed Transaction".

Opinion of Financial Advisor

     On August 20, 1998, Morgan Keegan & Company, Inc. ("Morgan Keegan"), financial advisor to the Company in connection with the Proposed Transaction, delivered its opinion to the Board of the Company to the effect that on and as of the date of such opinion, and based upon the procedures and subject to the assumptions described in such opinion, the consideration to be received by the Company in the Proposed Transaction is fair to the Company from a financial point of view (the "Fairness Opinion"). The Fairness Opinion is enclosed in its entirety as Appendix Bto this Proxy Statement and the Company's stockholders are urged to read this Opinion in its entirety. Morgan Keegan did not pass upon whether the Buyer can obtain the Financing necessary to consummate the Proposed Transaction. See "Proposal No. 1 - the Proposed Transaction - Opinion of Financial Advisor".

Interests of Certain Persons

     No officer or director of the Company (or person who served as such as of the beginning of the last fiscal year) will receive any portion of the Purchase Price through any bonus or other similar arrangement or has any other interest in the Proposed Transaction other than as holders of Common Stock or options. See "Information Regarding The Company - Security Ownership of Certain Beneficial Owners."

Conditions to the Agreement

     Pursuant to the Agreement, as amended, the obligation of the Company, TSA and the Buyer to consummate the Proposed Transaction is subject to various conditions, including, but not limited to: (i) approval by a majority of outstanding shares of the Company's Common Stock; (ii) completion of the Financing by the Buyer, and (iii) certain other specified customary conditions. For a more detailed description of the conditions to the consummation of the Proposed Transaction, see "Proposal No. 1 - the Proposed Transaction - Terms and Conditions of the Agreement".

Accounting Treatment for the Proposed Transaction

     The Proposed Transaction will be accounted for as a sale of the Assets of TSA.

Dissenter's Rights

     The Company's stockholders are not entitled to dissenter's rights or appraisal rights under Delaware law with respect to the Proposed Transaction.

Regulatory Filings and Approvals

     In accordance with the Agreement, the parties are not required to make any filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "Hart-Scott Act"), because of the size of the transaction is too small to meet its threshold.

Certain Income Tax Consequences

     Since at the time of the closing Buyer is expected to only own 20% of TSA's Common Stock, the consolidated group will be able to utilize its consolidated net operating loss ("NOL") (which exceeded $30,000,000 at September 30, 1997) to offset regular federal income taxes due from the gain on the sale of the Assets by the Company. For federal income tax purposes, using the alternative minimum tax ("AMT") calculation, the consolidated group will pay approximately $150,000 of federal income tax since only 90% of the gain on the sale of the Assets can be offset against the AMT NOL. Additionally, the Company will incur a Michigan state income tax of approximately $200,000 with respect to the gain on the sale of the Assets of TSA.


     If the Proposed Transaction does not close by December 31, 1998, and the Buyer exercises its election to cancel its exclusive right to purchase the Assets, and thereby becomes the owner of 35% of TSA Common Stock, the Company will not be able to use the NOL to offset any future gain with respect to the sale of the Assets of TSA. The Company will be able to utilize the NOL to shelter the gain from the sale of 35% of TSA's Common Stock to the Buyer. If in the future the Company enters into a transaction to sell TSA and the transaction is a sale of TSA's Common Stock, the NOL will be available to shelter the gain on the remaining 65% of TSA's Common Stock. If such a future transaction is structured as a sale of TSA's Assets, as mentioned above, the Company will not be able to shelter the gain with the NOL because the Company will own less than 80% of TSA's Common Stock. Because of this, the Company would incur federal and state income tax.

Proxy; Change of Vote

     The Company's stockholders who have delivered a proxy to the Company may revoke the proxy at any time prior to its exercise at the Annual Meeting by giving written notice to the Secretary of the Company, by signing and returning a later dated proxy card or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Top Source Technologies, Inc., 7108 Fairway Drive, Suite 200, Palm Beach Gardens, Florida, 33418-3757,
Attention: Mr. David Natan, Secretary.

Equivalent Per Share Data and Summary Financial Data

     The following tables set forth certain data concerning the historical net loss, cash dividends and book value per share for the Company derived from the audited and unaudited financial statements of the Company and for the Company on a pro forma basis after giving effect to the Proposed Transaction and the repayment of the Nations line of credit and the Notes, as if such repayments had occurred at the beginning of the period presented. The information below should be read in conjunction with the unaudited Pro Forma Financial Statements of the Company and the historical financial statements of the Company contained elsewhere in this Proxy Statement. The unaudited pro forma equivalent per share data shows, for each share of Common Stock, the relevant information as if the Proposed Transaction was consummated.


                                                 Nine Months Ended                       Year Ended
 The Company - Historical                          June 30, 1998                     September 30, 1997
-------------------------------------------------- ---------------------------- ------------------------------------
Net loss from continuing operations                        $(2,453,240)                    $(3,304,057)
Cash dividends declared per share                              ---                             ---
Book value per share at end of period                          $.12                            $.16
Loss per share                                               $(.09)                           $(.12)

-------------------------------------------------------------------------------------------------------------------
The Company - Pro Forma
--------------------------------------------------------------------------------------------------------------------
Net loss from continuing operations                        $(5,024,352)                    $(6,914,749)
Cash dividends declared per share                               ---                             ---
Book value per share at end of period                         $.34                              N/A
Loss per share                                               $(.18)                           $(.25)
-------------------------------------------------- ---------------------------- ------------------------------------

                       SUMMARY CONSOLIDATED FINANCIAL DATA


     The following tables present selected historical financial data of the Company which are derived from the audited and unaudited financial statements of the Company and selected unaudited pro forma financial data after giving effect to the Proposed Transaction and the repayment of the Nations line of credit and the Notes, as if they had occurred at the beginning of the periods presented.

     The pro forma data is not necessarily indicative of the results of operations or the financial condition that would have been reported if the aforementioned transactions had occurred during those periods, or as of those dates, or that may be reported in the future.

     This data should be read in conjunction with the consolidated financial statements of the Company (and the related notes thereto) and the unaudited pro forma financial information contained elsewhere in this Proxy Statement. See "Pro Form Consolidated Condensed Financial Information of the Company" and "Incorporation of Certain Documents by Reference".

The Company - Historical

     The following table presents selected historical financial data of the Company which are derived from the consolidated financial statements of the Company. The data is qualified by reference to and should be read in conjunction with the consolidated financial statements of the Company and the related notes thereto and "Management's Discussion and Analysis of Financial Condition" in the Company's Annual Report on Form 10-K/A No.3 for the year ended September 30, 1997, and in the Company's Quarterly Report on Form 10-Q for the nine months ended June 30, 1998, each of which is an exhibit to this Proxy Statement.

     During the three months ended March 31, 1998, the Company adopted Financial Standards Board Statement of Financial Accounting Standard No. 130, "Reporting Comprehensive Income" ("SFAS 130"). SFAS 130 establishes standards for reporting and display of comprehensive income and its components in the financial statements. For the years ended September 30, 1997, 1996, and 1995 and the nine months ended June 30, 1998 and 1997, there were no differences between net income and comprehensive income.


                                           NINE MONTHS ENDED
                                                JUNE 30,                              YEARS ENDED
                                              (UNAUDITED)                            SEPTEMBER 30,
-------------------------------------   -------------- -------------- -------------- --------------- -----------------

                                          1998           1997          1997              1996           1995
                                          ----           ----          -------        -------            ----
------------------------------------- -------------- -------------- -------------- --------------- -----------------

Revenues                                $9,281,904     $14,236,732    $16,984,123    $16,146,524      $13,907,354
--------                                ----------     -----------    -----------    -----------      -----------
Loss from continuing operations        $(2,453,240)    $(838,782)    $(3,304,057)   $(4,831,786)     $(2,820,492)
-------------------------------        ------------    ----------    ------------   ------------     ------------
Loss per share                            $(.09)         $(.03)         $(.12)         $(.17)           $(.10)
--------------                            ------         ------         ------         ------           ------


The Company - Pro Forma


                                                       NINE MONTHS ENDED                               YEAR ENDED
                                                           JUNE 30,                                   SEPTEMBER 30,

                                               ----------------------------------  -----------------------------------------------

                                                     1998             1997             1997              1996             1995
                                                     ----             ----             ----              ----             ----
---------------------------------------------- ----------------- ---------------- ---------------- ----------------- --------------
---------------------------------------------- ----------------- ---------------- ---------------- ----------------- --------------
Loss from continuing operations                    $(5,024,352)     $(4,576,756)     $(6,914,749)      $(8,896,080)   $(7,091,939)
-------------------------------                    ------------     ------------     ------------      ------------   ------------
Loss per share                                      $(.18)           $(.16)           $(.25)            $(.32)           $(.26)
--------------                                      ------           ------           ------            ------           ------
Total assets                                        $11,456,099        N/A              N/A              N/A               N/A
------------                                        -----------                         ---              ---               ---
Total liabilities                                    $1,511,155        N/A              N/A              N/A               N/A
-----------------                                    ----------                         ---              ---               ---
---------------------------------------------- ----------------- ---------------- ---------------- ----------------- ------------


                                  RISK FACTORS


     IN ADDITION TO THE OTHER INFORMATION CONTAINED IN THIS PROXY STATEMENT, THE FOLLOWING FACTORS SHOULD BE CONSIDERED CAREFULLY IN EVALUATING WHETHER TO APPROVE THE PROPOSED TRANSACTION AND THE AGREEMENT.

     The shares of Common Stock of the Company involve a high degree of risk, including, but not necessarily limited to the risk factors described below. Each prospective investor should carefully consider the following risk factors inherent in and affecting the business of the Company and this offering before making an investment decision. All statements, trend analysis and other information contained in this Proxy Statement relating to the Proposed Transaction or any other possible sale of TSA Assets, the future profitability of TSA, TSI's future operating results, the ability of the Company to achieve profitability, development of the Company's OSA-II, the receipt of future orders for the sale of OHSS from Chrysler, the ability of the Company to enter into strategic alliances or develop new technologies and the Company's future compliance with debt covenants as well as other statements including words such as "seek", "anticipate", "believe", "plan", "estimate", "expect", "intend" and other similar expressions constitute forward-looking statements within the meaning of the Reform Act. Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this Proxy Statement. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated in such forward-looking statements. Such risks and uncertainties include those identified in this "Risk Factors" section as well as the following: the ability of the Buyer to close its Financing; the ability of the Company to obtain the required stockholder approval of the Proposed Transaction; potential changes by Chrysler in the placement of its speakers in Jeep Wranglers or decline in production levels at Chrysler for vehicles installing OHSS; the Company's ability to market OSA-IIs; the acceptance of the OSA/OSA-II technology by the marketplace; a general tendency of large corporations not to change from known technology to emerging new technology; the reliability of the OSA-II technology over an extended period of time; the Company's ability to attract strategic partners for OSA-II and for TSA if the Company is unable to sell it; and other matters which may increase the Company's current losses and thereby cause it to exceed the 1.5 to 1.0 debt to equity ratio required by the Note Agreement.

TRANSACTION - RELATED CONSIDERATIONS

     Change in Business of the Company - Loss of Operating Income. The sale of TSA Assets will result in a major change in the nature of the Company's business. For the fiscal year ended September 30, 1997 and the nine months ended June 30, 1998, TSA reported $16,580,270 and $8,952,308, respectively, in revenues or approximately 97.6% and 96.4%, respectively, of the Company's consolidated revenues. TSA's operating income, including the corporate overhead allocation was $3,091,161 and $1,191,283 for such periods; the Company reported operating losses of $(3,304,057) and $(3,113,621) for such periods. Assuming consummation of the Proposed Transaction, the Company's sole remaining operating subsidiary will be TSI which reported approximately $403,853 and $329,596 of revenues in the year ended September 30, 1997 and the nine months ended June 30, 1998, respectively. Because TSA has been profitable, the Company has utilized those profits to develop the OSA and OSA-II and to meet the Company's other working capital needs including corporate overhead. To date, the Company has only sold five OSAs and has not entered into any long-term leases of OSAs or OSA-IIs. While management believes the proceeds from the sale of Assets will permit the Company to pay its indebtedness and provide working capital to meet current operating losses of TSI, the loss of TSA income will eliminate future contributions to working capital and could adversely affect the Company's long-term financial condition. The Company will be required to meet its future working capital needs from anticipated cash flow from TSI or additional financing. There can be no assurances that TSI will achieve positive cash flow during fiscal 1999 or that the Company will obtain the necessary financing.

     Change in Short-Term Financial Condition. The proceeds from the sale of the Assets will substantially improve the Company's short-term financial condition and liquidity by significantly increasing working capital. The Company's results of operations will be materially and adversely affected for the short-term if the sale is consummated. However, the loss of revenues and income from the sale of the TSA Assets will be partially offset by projected annual debt service savings and corporate overhead savings including reduced audit fees, travel costs and other efficiencies. See "Pro Forma Condensed Financial Information of the Company." The funds available from the sale of TSA Assets will be necessary to sustain TSI and pay the Company's corporate overhead until TSI is able to generate substantial revenues and reduce its operating losses. With the improvement in short-term liquidity, the Company believes it will have sufficient working capital to successfully market its OSA-IIs over the long-term. No assurances can be given that the Company will have sufficient working capital or that it will be successful in marketing OSA-IIs.

     Failure to Obtain Stockholder Approval. The Company's Board owns of record 300,550 shares of Common Stock and beneficially owns approximately 2.3% of outstanding shares. According to a Schedule 13G filed by an institutional investor with the Securities and Exchange Commission in February 1998, the investor beneficially owned 7.2% of the Company's Common Stock. The Company has no more current information concerning the investor's beneficial ownership as of a more recent date. Because the Company is required to obtain approval from the holders of a majority of outstanding shares under Delaware law (rather than a majority of a quorum), the Company will require support for the Proposed Transaction from a large number of its stockholders who own variably small positions. Obtaining this vote is anticipated to take substantial effort and expense. For that reason, the Company has hired Morrow & Co., a proxy solicitation firm, to assist it. There can be no assurances that the Company will obtain the necessary majority approval. In the event the Company is unable to obtain stockholder approval for the sale of TSA Assets, it intends to continue to operate TSA until a new purchaser can be secured. This will result in a material adverse impact on the Company's short-term liquidity and its ability to market OSA units. There can be no assurance that the Company can obtain a new purchaser under similar or better terms in the immediate future or if a purchaser is secured, whether stockholder approval can be obtained.

     Failure of Proposed Transaction to Close. There can be no assurances that all of the conditions to the Proposed Transaction will be satisfied and that it will be consummated. A major condition of the Agreement, in addition to approval of the Company's stockholders, is that the Buyer complete a Financing. While the Parent is a publicly-traded company whose common stock trades on the Nasdaq National Market System under the symbol "NCTI", the Company believes that Buyer only recently began active operations. However, the Company has no access to internal information concerning the Buyer's financial condition. There can be no assurances that the Buyer will complete the necessary Financing. Failure to consummate the Proposed Transaction will result in material expenses of the Company of approximately $250,000, which will not be reimbursed. The Fairness Opinion specifically disclaims passing upon the Buyer's ability to consummate the Proposed Transaction. See "Proposal No. 1 - The Proposed Transaction - Terms and Conditions of the Agreement" and "Information Regarding the Buyer." In the event the Company obtains stockholder approval, thereby receiving the $2,050,000 in escrow and the Proposed Transaction fails to close, the Company's short-term liquidity will be improved; however, its ability to market OSAs will be adversely impacted. In this circumstance the Company intends to continue to operate TSA until a new purchaser can be secured. There can be no assurance that the Company can obtain a new purchaser under similar or better terms in the immediate future or if a purchaser is secured, whether stockholder approval can be obtained.

RISKS RELATED TO THE COMPANY'S BUSINESS AND RELATED MATTERS

     Historical Losses. Since inception, the Company has never reported income from operations. As of June 30, 1998, the Company had a retained earnings deficit of $(25,392,345). The Company has provided cash to support its operations from the income generated by TSA, the sale of the assets of United Testing Group, Inc. in 1996, the sale of securities pursuant to private placements and the exercise of stock options and warrants and from borrowings from institutional lenders. TSA has lost and is losing substantial revenues from Chrysler and the Company is seeking to sell TSA. TSA will remain profitable in spite of its loss of revenues from Chrysler, unless Chrysler discontinues or materially reduces its business relationship with the Company beyond that described below in the risk factor on page 17 entitled "- Dependence on Chrysler". The Company has shifted its primary focus toward the sale of its OSA-II, of which the Company has just completed development. However, the Company has generated only limited revenues from the sale and lease of first generation OSAs. Revenue for TSI for the year ended September 30, 1997 was $403,853 and $329,596 for the nine months ended June 30, 1998. The identifiable assets relating to the oil analysis services segment were approximately $4,408,100 which includes the net value of the capitalized database of $2,125,902 at June 30, 1998. In order to achieve profitability, for which no assurances can be given, the Company is relying upon its ability to market and sell OSA-IIs in sufficient numbers to pay the Company's substantial fixed and other expenses. The Company believes that their marketing efforts will be successful. However, if the Company is unable to meet goals or to have the necessary resources to sustain their marketing activities it could have a material adverse effect on the Company's business, the carrying value of the above listed assets, and the financial condition of the Company. The Company will continue to evaluate the success of the new marketing efforts as well as the carrying value of the related assets. There can be no assurances that the Company will be profitable from operations in the future.

     Impact on Business if Proposed Transaction Does Not Close. The Company is relying upon the sale of TSA Assets in order to have sufficient working capital to fund the operations of TSI and to pay the Company's outstanding indebtedness when due. With the loss of the Grand Cherokee Ltd. Plus contract (due to the discontinuation by Chrysler in building this vehicle) in November 1998, TSA's revenues and net income will be materially reduced by approximately 30-35%. While the Company believes that over the long-term, TSA will be in a position to obtain new OHSS contracts, there can be no assurances that TSA will do so. If the Proposed Transaction does not close, the Company will be relying on TSA to increase its revenues and profitability or the Company must obtain future financing to provide working capital and pay indebtedness when due. There can be no assurances that either of these contingencies will occur.


     Inability to Market OSA-IIs. The Company has devoted substantial resources and different approaches to marketing the OSAs. Although the Company's marketing efforts over approximately the last year have increased the number of OSAs being used, the Company has only received four orders for tests or leases of multiple machines. In July 1998, the Company announced that a leading operating of retail tire stores has agreed to install one OSA-II unit in each of seven locations in Jacksonville, Florida for a six-month trial. The units were shipped in August and began generating nominal revenue in early September as anticipated. In August, the Company also announced a new test with a large insurance company which has agreed to supply warranty coverage for automobiles which are successfully evaluated using the OSA-II at the Florida sites and at one other location. The Company also recently entered into a lease for two OSAs to be placed in a new oil analysis center operated by a mid-western operator of automobile auctions. The other multiple orders consist of short-term leases for five OSAs and four OSAs, respectively, to be placed at different locations of the two customers in the United States. Of these multiple unit orders, only the initial orders for five and four units are currently generating revenues. Without the receipt of numerous orders for multiple OSA-IIs and repeat orders from the automobile manufacturers who purchased OSAs, it is not likely that the Company can profitably market and sell OSA-IIs.

     Dependence on Chrysler. Historically, the Company has derived almost all of its revenues from the sale of OHSS to Chrysler of TSA. In 1997, Chrysler discontinued using the OHSS on its Jeep Cherokee vehicles. Although the Company does not know for certain, management believes the contract was lost to another vendor because of pricing which would have yielded unacceptably low gross margins for TSA. In November 1998, Chrysler will discontinue producing its Jeep Grand Cherokee Ltd. Plus vehicle that use the OHSS. TSA expects to continue assembling the OHSS for the Jeep Wrangler through at least model year 2002. There can be no assurances that Chrysler will continue to order OHSSs from TSA. If Chrysler discontinues using the OHSS on the Jeep Wrangler and the Proposed Transaction is not consummated it will have a material adverse effect upon the Company at least until the Company generates significant revenues from OSA-II.

     Liquidity Considerations. In 1995, the Company issued $3,020,000 of the Notes. If the Proposed Transaction is approved, the Company intends to pay the Notes which are prepayable without penalty. These Notes contain a debt to equity ratio that cannot exceed 1.5 to 1.0. As of June 30, 1998, this ratio was 1.14 which meant that the Company was in compliance with the ratio. Without the receipt of the Buyer's non-refundable deposit of $1,450,000 the Company would not have met this debt covenant. However, due to the Company's historical losses and due to the uncertainty and timing of OSA-II revenues, there is a possibility that the Company will exceed this ratio in future quarters. In the event that the ratio is not met and the Company is unable to receive a waiver from the representative of the noteholders, Mr. G. Jeff Mennen, a member of the Company's Board, has agreed to guarantee to infuse a sufficient amount of money into the Company to permit it to maintain compliance with this debt to equity ratio through October 1, 1998 or, alternatively, he will refinance the Notes. In consideration for this guarantee, the Company issued to Mr. Mennen 50,000 10-year warrants exercisable at $2.00 per share. Mr. Mennen has the right to compel the Company to file a registration statement covering the shares of Common Stock underlying such warrants or to include the shares of Common Stock in a registration statement filed by the Company on behalf of others.

     On July 1, 1997, the Company entered into a three-year $5,000,000 asset-based financing agreement ("Credit Facility") with Nations Commercial Corporation ("Nations"). This Credit Facility replaced the Company's former $3,750,000 facility. The new Credit Facility, which is secured by substantially all of the assets of the Company enables the Company to borrow up to $5,000,000 based upon certain percentages of accounts receivable and inventory balances. This Credit Facility allows for borrowing of up to 85% of accounts receivable and 50% of inventory for both TSA and TSI. The overall sub-limit of borrowing against inventory is $1,500,000. The interest rate on this Credit Facility is 1-1/2% over the prime rate and is payable monthly with a required minimum borrowing level of $2,500,000 for the fee calculation purposes. The Company's effective interest rate at June 30, 1998 factoring the interest earned on used drawn funds was approximately 11.1%. As of June 30, 1998 and August 14, 1998, borrowings on this Credit Facility were $833,477 and $504,995, respectively. Total unused availability for the same periods were $830,000 and $160,000, respectively. The Company plans to repay the Credit Facility in full upon consummation of the Proposed Transaction. Upon payment of the Credit Facility, Nations will release the lien, which it holds on all of the assets of the Company including TSA Common Stock and Assets.

     The Credit Facility calls for one financial covenant that, if not met, would cause default and increase the interest rate by 2%. This covenant requires the Company not to exceed $2,000,000 in losses from operations (plus or minus any non-recurring items agreed upon) measured on an annual basis each September 30,. The Company expects to report a loss from operations of more than $3,300,000 for the year ended September 30, 1998. This will require the Company to obtain a waiver from Nations (which Nations provided to the Company in fiscal 1997 for exceeding this covenant), or to pay off the loan balance at the time of default, which the Company intends to do with the proceeds of the Proposed Transaction. This covenant violation will also increase the effective interest note to approximately 13.1% unless the Company obtains a waiver. For fiscal 1997, the Company paid Nations $25,000 and it waived the covenant violation and the interest rate increase. There can be no assurances that these waivers can be obtained from Nations.


                        INFORMATION REGARDING THE MEETING

The Annual Meeting

     The Annual Meeting is scheduled to be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 on December 15, 1998, beginning at 12:00 Noon, EST. The Company's stockholders will be asked to vote upon (i) a proposal to consider and approve consummation of the Proposed Transaction (Proposal No. 1); (ii) the election of two persons to serve three-year terms as members of the Board (Proposal No. 2); and (iii) a proposal to ratify the appointment of Arthur Andersen LLP as the Company's independent accountants for the year ending September 30, 1998 (Proposal No. 3).

     The Board knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement.
     RECORD DATE; QUORUM. Only stockholders of record at the close of business on November 5, 1998 are entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the record date is entitled to one vote on all proposals. As of the close of business on November 5, 1998, there were 29,118,439 shares of Common Stock of the Company outstanding. Shares cannot be voted unless a signed proxy card is returned or other specific arrangements are made to have shares represented at the meeting. A proxy may be revoked at any time before it is voted at the meeting by taking one of the three following actions: (i) by giving a written notice of revocation to the principal office of the Company; (ii) by executing and delivering a proxy with a later date; or (iii) by voting in person at the meeting. If a stockholder wishes to give a proxy to someone other than management, he or she may cross out the names appearing on the enclosed proxy card, insert the name of some other person and sign and give the proxy card to that person for use at the meeting.

     A majority of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum.


     VOTE REQUIRED. Each of the proposals contained in this Proxy Statement will be voted upon separately at the Annual Meeting. Because the Company has been advised by its counsel that the Proposed Transaction may constitute a sale of "substantially all" of the assets of the Company for purposes of the Delaware General Corporation Law, consummation of the Proposed Transaction requires the approval of a majority of the outstanding shares of Common Stock (whether or not represented in person or by proxy at the Annual Meeting) , and, accordingly, the Company is soliciting proxies with respect thereto. The affirmative vote of the holders of a plurality of shares of Common Stock present in person or represented by proxy at the Annual Meeting will be required to elect two candidates for the Company's Board pursuant to Proposal No. 2. The affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting will be required to approve and adopt Proposal No. 3.

     Broker non-votes occur where a broker holding stock in street name cannot vote those street name shares on a particular matter, in this case Proposal No. 1, approval of the sale of TSA Assets. Brokers holding stock in street name can vote on standard matters, i.e., Proposal Nos. 2, 3 and 4. Broker non-votes will be deemed present for quorum purposes for all Proposals to be voted on at the meeting, including Proposal No. 1. Broker non-votes will be treated as not entitled to vote and therefore will not be counted as either a vote for or against Proposal No. 1. Client directed abstentions are not broker non-votes; they are the equivalent of stock that is not "present" at the meeting and cannot count toward a quorum. As a practical matter, both broker non-votes and abstentions are the functional equivalent of "No" votes on Proposal No. 1. Stockholders whose shares are in street name and do not return a proxy are not counted for any purpose. Stockholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for the Company.

                    PROPOSAL NO. 1 - THE PROPOSED TRANSACTION

General

     Pursuant to the Agreement, as amended, TSA proposes to sell to the Buyer 100% of the Assets of TSA. The Purchase Price is $10,000,000 in cash together with the Earn-Out described below. The Agreement, as amended, is subject to two important conditions precedent - (i) the Buyer obtaining a Financing of at least $6,500,000; and (ii) approval by the Company stockholders. Without satisfying each condition, the Proposed Transaction shall not close. See "Risk Factors". The Buyer shall also assume substantially all of the liabilities of TSA which are estimated to be between $400,000 - $500,000. These liabilities were approximately $468,300 at June 30, 1998. However, the Company has agreed the Buyer need not assume any liabilities in excess of the value of the inventory it purchases. At June 30, 1998, inventory was approximately $540,000.

     On June 11, 1998, the Buyer paid the Company the First Payment representing a $1,450,000 non-refundable deposit. On July 31, 1998, the Buyer paid the Company the Second Payment of $2,050,000 which funds are being held in escrow pending a vote on the Proposed Transaction. The escrow agent is also holding two stock certificates which in the aggregate reflect that the Buyer is the owner of 20% of the TSA shares of Common Stock. If the Proposed Transaction is approved by a majority of the outstanding shares of Common Stock of the Company, the $2,050,000 will be delivered to the Company and both TSA stock certificates shall be delivered to the Buyer. If the Company's stockholders fail to approve the Proposed Transaction by the requisite majority, the escrow agent shall return the $2,050,000 to the Buyer and also deliver to the Buyer one stock certificate for 14.5% of the TSA Common Stock; the Company will receive back the stock certificate for 5.5% of TSA Common Stock. In either event during the escrow period, the Company and the Buyer shall split equally the income earned on the $2,050,000. On the date the TSA stock certificates are released from escrow, the Buyer will be a stockholder of TSA owning 14.5% if the Proposed Transaction is defeated or 20% if the Proposed Transaction is approved. However, if the Buyer consummates the purchase of TSA's Assets, it will deliver back to the Company the shares of TSA, and the Buyer not receive any part of the Purchase Price by virtue of its ownership of TSA Common Stock.

     Furthermore, if the Proposed Transaction is not consummated by December 31, 1998, the Buyer has a one-week option to cancel its exclusive right to purchase the Assets (which right exists through March 31, 1999) and as consideration for such cancellation receive an additional 15% of TSA Common Stock. If the Proposed Transaction does not close for any reason, the Buyer will retain its applicable percentage ownership of TSA Common Stock.

The Earn-Out

     Initial discussions and a draft of the letter of intent provided for a $16,000,000 purchase price. As described below, based upon its results of its due diligence and the change in the nature of TSA's business, the Buyer reduced its offer to a minimum of $10,000,000 which offer the Company accepted because of the inclusion of the Earn-Out. The Company believes that the current after-market and other original equipment manufacturer ("OEM") production line initiatives in process for OHSS will result in additional revenues that will enable the Company to achieve the full $6,000,000 Earn-Out over the two-year period following the Closing. Currently, the Company is engaged in serious discussions with one OEM relating to the factory installation of OHSS, another OEM for the dealer installation of five different audio products and one supplier to OEMs. While the Company expects that at least some of these discussions will lead to the receipt of purchase orders in fiscal 1999, no assurances can be given concerning the extent of anticipated revenues. Other early stage discussions regularly occur in the ordinary course of TSA's business. If earned, for the first year following the Closing ("Year One"), the Buyer shall pay TSA in cash an Earn-Out of up to $3,000,000 and a cumulative amount of up to $6,000,000 for Year One and the 12-month period subsequent to Year One ("Year Two").

     The Earn-Out in Year One shall be equal to the amount by which the product of four and one-half times EBITDA, as defined, for Year One exceeds $8,000,000. As used in the Agreement, "EBITDA" means income before interest, taxes, depreciation and amortization of the Buyer's subsidiary acquiring the Assets ("New TSA"). The Agreement further provides that EBITDA shall be based solely upon the operations of New TSA based upon operations consistent with the historical operations of TSA and excluding items of income or expense such as non-recurring items, extraordinary items, intercompany items and other items of income and expense which are not consistent with such past practice.

     In effect, to the extent that in Year One the cash flow of New TSA times four and one-half exceeds $8,000,000, the Buyer shall pay the Earn-Out up to the maximum of $3,000,000. The Year Two Earn-Out shall be equal to the amount by which the product of four and one-half times EBITDA for Year Two exceeds the greater of: (i) Year One EBITDA times four and one-half, or (ii) $8,000,000. The maximum Year Two Earn-Out calculated using this formula is $6,000,000 minus the Year One Earn-Out.

     Based Upon an anticipated Closing Date between December 15, 1998 and December 31, 1998, and assuming no changes to TSA's revenues and expenses after the Closing, no Earn-Out payment if calculated on a pro-forma basis would have been earned by the Company. The Company believes that current after-market and other OEM production line initiatives in process for OHSS, will result in additional revenues that will enable the Company to achieve the full $6,000,000 Earn-Out over a two-year period after closing. However, no assurances can be given.

Use of Proceeds

     In order to consummate the Proposed Transaction, the Company must obtain the consent of Nations, which will not provide such consent unless its line of credit is paid in full. As of the date of this Proxy Statement, approximately $903,608 was owed to Nations. Upon payment of its line of credit, Nations will release the lien which it holds on all of the assets of the Company including the TSA Common Stock and Assets. After repaying Nations and the $3,020,000 of Notes, the Company will be debt free. The Company intends to use the remaining net proceeds after taxes and fees of approximately $3,500,000 (including the $1,450,000 deposit and the $2,050,000 currently held in escrow) to meet the Company's working capital needs including providing TSI with working capital to support the marketing of the OSA-IIs.

Background of the Proposed Transaction

     In 1992,  TSA  received  the  first  production  line  orders  for both the
Wrangler and the Cherokee from Chrysler. As a result of these orders, the business of TSA grew substantially. Its revenues were approximately $16.6 million for the fiscal year ended September 30, 1997. However, during the fourth quarter of fiscal 1997, the Cherokee contract, which accounted for approximately 44% of TSA's revenues in fiscal 1997, expired. In January 1998, the Company's Board began discussing the possibility of selling TSA in order to maximize its investment and provide substantial working capital to support TSI. As a consequence, management began informal discussions and inquiries seeking to find a purchaser. On February 9, 1998, the Company retained Morgan Keegan for the purpose of using its resources and contacts to seek a purchaser of TSA. At a meeting of the Board on March 25, 1998, the Board discussed the fact that by November 1998, Chrysler would discontinue buying OHSS for the Grand Cherokee which would amount to an annual loss of approximately $3.5 million in sales. The Board was also advised of the fact that management anticipated a reduction during the balance of calendar 1998 of orders from Chrysler for both the Wrangler and the Grand Cherokee. The anticipated calendar 1998 reduction of revenues will be material for the Grand Cherokee, but not the Wrangler. At this meeting, the Board devoted substantial attention to discussing the possibility of selling TSA.

     In about mid-February 1998, management began discussing with the Buyer the possibility of the Buyer acquiring TSA. These discussions arose after initial discussions with the Buyer concerning a proposed strategic alliance between the two companies. The Company and the Buyer began exchanging letters of intent beginning in early April 1998 which negotiations continued periodically over the next several weeks until an initial letter of intent was signed on April 17, 1998. The Buyer agreed to pay $16 million subject to completion of due diligence. The Company supplied the Buyer with substantial documentation, and the Buyer's representatives made two trips to Troy, Michigan to review TSA's operations. As the discussions with the Buyer became more serious and as the Buyer conducted its due diligence, the Company and its financial advisor, Morgan Keegan, continued preliminary discussions with a number of potential purchasers, none of which ultimately led to more serious negotiations. During the course of these discussions, the Company and Morgan Keegan contacted approximately 135 third parties. Several of those third parties visited TSA's facility, and conducted varying levels of due diligence. However, no definite offers were received to purchase TSA.


     As a result of its investigation, the Buyer focused on the changes to the business of TSA and reduced its Purchase Price to a base of $10 million cash with a potential Earn-Out of $6 million. This reduced offer was presented to the Company in June 1998 and approved by the Company's Board on June 16, 1998. Previously, the Buyer signed the non-binding letter of intent on June 10, 1998 and the Company received a non-refundable deposit on June 11, 1998. On June 16, 1998 the Board also directed management to pay for and obtain the Fairness Opinion from Morgan Keegan. Its approval of the Proposed Transaction was subject to its review of and satisfaction with the Fairness Opinion. Subsequent to the June 16, 1998 Board meeting, the Company retained Morgan Keegan to evaluate the Proposed Transaction and determine whether, in its opinion, the consideration to be received by the Company and the Proposed Transaction was fair to the Company from a financial point of view.

     Although legal counsel for the Company and the Buyer did not participate in the negotiations for the letter of intent, they did participate in the review of it. Moreover, commencing on June 3, 1998, counsel for the Company and the Buyer commenced periodic negotiations of the terms and provisions of letter of intent and the Agreement. On June 20, 1998 the Company submitted the first draft of the Agreement to the Buyer. After receiving comments, the Company's counsel submitted a second draft of the Agreement on July 12, 1998, additional comments were received on July 22, 1998 and corrected pages provided to the Buyer's counsel on July 23, 1998.


     On July 30, 1998, the Escrow Agreement was executed and on July 31, 1998 the Buyer paid $2,050,000 into escrow. Also on July 31, 1998, the Buyer advised the Company that it would not be in a position to complete the Proposed Transaction unless it had the option to pay up to $2,500,000 by issuing a Note. This provision was subsequently amended on October 7, 1998 to become an all cash transaction. On August 4th, the Company supplied another draft of the Agreement to the Buyer. On August 6, 1998, the Buyer's counsel supplied comments on the latest draft of the Agreement. Because the Escrow Agreement required the escrow agent to return the $2,050,000 if requested by the Buyer on August 7, 1998, the parties amended the Escrow Agreement to extend the Buyer's time to request a return of the escrow deposit until August 13, 1998. The parties continued to discuss the issue of security for the Buyer's Note through August 11, 1998 when they agreed to defer the type of security until a later date. Additionally, management of the Company and the Buyer agreed upon additional changes to the Agreement on August 11, 1998. Their discussions continued on August 12, 1998 at which time the Buyer agreed to modify the Escrow Agreement to maximize the Federal income tax consequences to the Company. The final changes to the Agreement were made on August 12, 1998 and August 13, 1998, agreed upon by the Buyer on August 13, 1998 and the parties executed the Agreement on August 14, 1998.

     As these discussions progressed, the Company's management kept its Board fully apprised of all developments and the major issues as they arose. On July 27, 1998, the Company's Board met by telephone and fully discussed the Proposed Transaction. A representation from Morgan Keegan was also present at this telephone Board meeting. He answered various questions concerning the Fairness Opinion and advised the Board that Morgan Keegan would be able to issue its Fairness Opinion including that the Proposed Transaction was fair to the Company's stockholders from a financial point of view. At this Board meeting, the Board again unanimously approved the Proposed Transaction. Thereafter, on August 11 and 12, 1998, each member of the Board provided a written consent to the execution of the Agreement. Finally, on August 13, 1998, the Company's Board again unanimously approved the Agreement including the recent changes. On August 20, 1998, Morgan Keegan issued its Fairness Opinion. On October 7, 1998, the Company, the Buyer and the Parent executed the Amendment.

Reasons for the Proposed Transaction

     In reaching its decision to recommend and approve the Agreement, the Company's Board consulted with its advisors and considered the material factors described below. Based upon its review of such factors, the Board of the Company approved the Agreement.

     The Company's Board considered the following factors in reaching the conclusion to approve the Agreement and the transactions contemplated thereby:

          TSA's business will continue to be materially reduced as a result of loss of the Cherokee contract and the loss of the Grand Cherokee contract with the last deliveries under this latter contract expected in November 1998.

          TSA does not anticipate receipt of any new contracts from OEMs during calendar 1998.

          TSI continues to incur substantial operating losses and such losses are expected to continue through the balance of calendar 1998 although the Company is hopeful that the losses in the last six months of calendar 1998 will be less than in the first six months.

          As TSA's revenues and net income continue to be materially reduced, the Company's working capital including its ability to borrow under the Nations Credit Facility will be reduced. Thus, the Board determined, in its judgment, that the business of TSI and the OSA-II offer the best long-term potential for growth and profitability relative to the prospects of TSA.

          The consideration to be paid by the Buyer to TSA consists of a minimum of $10 million in cash and up to $6 million from the Earn-out enabling the Company to repay all of its outstanding long-term indebtedness and at the same time providing substantial working capital for TSI.

     The Buyer shall also acquire substantially all of the liabilities of TSA, which will not be required to use its working capital to satisfy such liabilities.

          Morgan  Keegan,  the  Company's  financial  advisor,  opined  that the
          consideration   to  be  received  by  the  Company  and  the  Proposed
          Transaction was fair to the Company from a financial point of view.

          The Board also considered the following risks and uncertainties associated with consummation of the Proposed Transaction:


          Following consummation of the Proposed Transaction, the Company's sole operating business will be TSI which is capital intensive; its OSA-II has just been developed, and the Company has recently commenced marketing the OSA-II.


          If the Company does not begin to demonstrate that TSI can generate material possible to determine due to numerous variables, where it lacks sufficient working capital to continue its operations.

     In analyzing the Proposed Transaction and its deliberations regarding approval of Agreement, the Company's Board also considered a number of other factors, including (i) its knowledge of the business, operations, Assets, financial condition and operating results of TSA; (ii) judgments as to the Company's future prospects with and without TSA; (iii) the terms of the Agreement, and the business terms which were similar to the letter of intent and which terms were the product of extensive arm's-length negotiations; and (iv) the potential for enhanced stockholder value due to the resulting cash infusion and elimination of the Nations Credit Facility and the Notes. The Board did not find it practical to and did not quantify or attempt to attach relative weight to any of the specific factors considered by it. In the final analysis, the Board concluded that the opportunities for the Company to streamline its operations by concentrating its attention on TSI were compelling.

     However, certain parts of the analysis of Morgan Keegan do not support the Board's recommendation. In particular, see the Sections entitled "Comparable Company Analysis" and "Merger & Acquisitions Transactions Analysis" where Morgan Keegan concluded that the Transaction Consideration is lower than the median equity values with respect to EBITDA, EBIT and net income. See "Opinion of the Financial Advisor - Fairness Opinion."

     Notwithstanding the Company's expectation regarding the benefits to be realized from the Proposed Transaction, no assurances can be given that the Company will be able to realize such benefits. See "Risk Factors".

Recommendation of the Company's Board of Directors

     At the meetings of the Board held to consider the Proposed Transaction (as well by written consent), the Board each time unanimously approved the Proposed Transaction as being in the best interests of the Company and its stockholders. FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF THE COMPANY UNANIMOUSLY APPROVED THE PROPOSED TRANSACTION AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED TRANSACTION.



TSA Forecasts

     The following information has been condensed from TSA internal forecasts relating to potential future operating performance. The Company provided these forecasts to Morgan Keegan. There can be no assurances that TSA will achieve these forecasts regardless of whether it is owned by the Company or the Buyer.

                                            PROJECTED                 PROJECTED                 PROJECTED
                                               1999                     2000                   2001 - 2002

------------------------------------ -- ------------------- --- ---------------------- --- ---------------------
Sales (in actual dollars)               $17,500,000             $20,000,000                $38,000,000
------------------------------------ -- ------------------- --- ---------------------- --- ---------------------
Total cost of sales and expenses
excluding interest, taxes,
depreciation and amortization            13,000,000              14,700,000                 27,000,000
------------------------------------ -- ------------------- --- ---------------------- --- ---------------------
Depreciation and amortization
                                            400,000                 400,000                    600,000
                                            -------                 -------                    -------
------------------------------------ -- ------------------- --- ---------------------- --- ---------------------
Pre-tax income                            4,100,000               4,900,000                 10,400,000

------------------------------------ -- ------------------- --- ---------------------- --- ---------------------
Income tax liability
                                          1,475,000               1,765,000                 3,735,000
                                          ---------               ---------                 ---------
------------------------------------ -- ------------------- --- ---------------------- --- ---------------------
Net Income                               $2,625,000              $3,135,000                 $6,665,000
                                         ==========              ==========                 ==========

------------------------------------ -- ------------------- --- ---------------------- --- ---------------------






Opinion of Financial Advisor

     The Company initially engaged Morgan Keegan to act as its financial advisor and investment banker and use its resources and contacts in order to attempt to find a purchaser for TSA. Morgan Keegan has advised the Company and its Board that they conducted an exhaustive search for a proposed purchaser and were unable to contact any proposed purchaser which had a serious interest. The
Company engaged Morgan Keegan based upon its qualifications, expertise and reputations as well as the prior experience of the Company's president and chief executive officer with Morgan Keegan. The Company did not request Morgan Keegan to recommend the amount of consideration to be received by the Company and in conducting its negotiations with the Buyer, the Company did not rely upon any resistance or advice from Morgan Keegan. However, Morgan Keegan was requested to evaluate, from a financial point of view, the fairness of the consideration to be received by the Company and provided a written opinion to the Board. On August 20, 1998, Morgan Keegan rendered the Fairness Opinion to the effect that, as of such date, and based upon and subject to the assumptions, limitations and qualifications set forth in such opinion the Purchase Price was fair to the Company from a financial point of view. Morgan Keegan has consented to the inclusion of the Fairness Opinion as an appendix to this Proxy Statement.

     THE FULL TEXT OF THE MORGAN KEEGAN FAIRNESS OPINION IS SET FORTH IN APPENDIX B TO THIS PROXY STATEMENT AND SHOULD BE READ CAREFULLY IN ITS ENTIRETY FOR THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, OTHER MATTERS CONSIDERED AND LIMITATIONS OF THE REVIEW BY MORGAN KEEGAN. THE MORGAN KEEGAN FAIRNESS OPINION WAS PREPARED FOR THE COMPANY'S BOARD AND ADDRESSES ONLY THE FAIRNESS OF THE PURCHASE PRICE TO THE COMPANY FROM A FINANCIAL POINT OF VIEW AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER OF THE COMPANY AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE ANNUAL MEETING. THE SUMMARY OF THE MORGAN KEEGAN FAIRNESS OPINION SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

Fairness Opinion

     The Board of the Company retained Morgan Keegan as its financial advisor to render an opinion to the Company's Board concerning the fairness, from a financial point of view, to the Company's stockholders of the consideration (the "Transaction Consideration") to be paid pursuant to that certain Agreement dated August 14, 1998 among the Company and its subsidiary, TSA, and the Buyer. Morgan Keegan was retained by the Company's Board on the basis of, among other things, its experience, expertise and familiarity with manufacturing companies, the automotive OEM industry and the Company. As part of its investment banking business, Morgan Keegan is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for various purposes.


     On July 27, 1998, at a meeting of the Board of the Company held to evaluate the proposed purchase of TSA's Common Stock pursuant to the terms and conditions of the Proposed Transaction, Morgan Keegan made an oral presentation to the Board of the Company regarding the Proposed Transaction and its ability to render its opinion that the Transaction Consideration is fair, from a financial point of view, to the Company's stockholders assuming satisfaction of Morgan Keegan's due diligence investigation and the veracity of various assumptions. On August 20, 1998 at a meeting of the Board of the Company, held to evaluate the terms of the Proposed Transaction, Morgan Keegan made an oral presentation to the Board of the Company regarding the Proposed Transaction and rendered its oral opinion that the Transaction Consideration is fair, from a financial point of view, to the Company's stockholders. Morgan Keegan subsequently confirmed its oral opinion in writing on August 20, 1998.

     THE FULL TEXT OF THE WRITTEN OPINION OF MORGAN KEEGAN, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED HERETO AS APPENDIX B AND IS INCORPORATED HEREIN BY REFERENCE. THE COMPANY'S STOCKHOLDERS ARE URGED TO READ THIS OPINION CAREFULLY IN ITS ENTIRETY. MORGAN KEEGAN'S OPINION IS DIRECTED ONLY TO THE FAIRNESS TO THE COMPANY'S STOCKHOLDERS, FROM A FINANCIAL POINT OF VIEW, OF THE TRANSACTION CONSIDERATION TO BE PAID AND DOES NOT ADDRESS ANY OTHER ASPECT OF THE TRANSACTION OR RELATED TRANSACTIONS AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE COMPANY'S ANNUAL MEETING. THE SUMMARY OF THE OPINION OF MORGAN KEEGAN SET FORTH AS APPENDIX B TO THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

     In arriving at its Fairness Opinion, Morgan Keegan reviewed the Agreement and held discussions with certain senior officers, directors and other representatives and advisors of TSA concerning the business, operations and prospects of TSA. Morgan Keegan examined certain publicly available business and financial information relating to TSA as well as certain financial forecasts and other data for TSA, which was provided to Morgan Keegan by or otherwise discussed with the management of TSA. Morgan Keegan reviewed the financial terms of the Proposed Transaction as set forth in the Agreement in relation to, among other things, the historical earnings and operating data of TSA. Morgan Keegan analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies whose businesses Morgan Keegan considered relevant in evaluating those of TSA. In addition to the foregoing, Morgan Keegan conducted such other analyses and examinations and considered such other financial, economic and market criteria as Morgan Keegan deemed appropriate to arrive at its Fairness Opinion. Morgan Keegan noted that its Fairness Opinion was necessarily based upon information available, and financial, stock market and other conditions and circumstances existing and disclosed to Morgan Keegan as of the date of its Fairness Opinion.

     In conducting its review and rendering its Fairness Opinion, Morgan Keegan assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information publicly available or furnished to or otherwise reviewed by or discussed with Morgan Keegan. With respect to financial forecasts and other information provided to or otherwise reviewed by or discussed with Morgan Keegan, the management of TSA advised Morgan Keegan that such forecasts and other information were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of TSA as to the future financial performance of TSA and the strategic and financial implications and operational consequences anticipated from the Proposed Transaction. Morgan Keegan did not express any opinion as to what the price at which the Company's Common Stock will trade subsequent to the Proposed Transaction. In addition, Morgan Keegan did not make or obtain an independent evaluation or appraisal of the Assets or liabilities (contingent or otherwise) of TSA nor did Morgan Keegan make a physical inspection of the properties or Assets of TSA. Morgan Keegan was not asked to consider, and its opinion does not address, the relative merits of the Transaction as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage. In addition, although Morgan Keegan evaluated the Transaction Consideration from a financial point of view, Morgan Keegan was not asked to and did not recommend the specific consideration payable in the Proposed Transaction, which was determined by the Company and the Buyer through arms-length negotiations. Further, Morgan Keegan was not asked to and did not render any opinion whatsoever concerning the contingent additional payments of up to $6,000,000 contemplated in the Agreement. The likelihood of the Buyer completing financing or the fulfillment of any of the conditions contained in the Agreement. No other limitations were imposed by the Company on Morgan Keegan with respect to the investigations made or procedures followed by Morgan Keegan in rendering its Fairness Opinion.

     The following is a summary of the financial and comparative analyses presented orally by Morgan Keegan to the Company's Board on August 20, 1998 in connection with its opinion:

     Comparable Company Analysis: Morgan Keegan reviewed and compared certain financial information relating to TSA to corresponding financial information, ratios and public market multiples for eight publicly traded companies that it deemed to be comparable to TSA. The companies which Morgan Keegan used for purposes of this analysis were Donnelly Corp., Durakon Industries, Inc., Excel Industries, Inc., JPE, Inc., Phoenix Gold International, Inc., Recoton Corp., Selas Corp. of America, and Standard Motor Products, Inc. No company used in Morgan Keegan's analysis was deemed to be identical to TSA. Accordingly, Morgan Keegan considered the market multiples for the composite of comparable companies to be more relevant than the market multiples of any single company.

     Morgan Keegan calculated a range of market multiples for the comparable companies by dividing adjusted market value (market value based on the closing price per share on August 17, 1998 plus third-party debt less cash) by each such company's latest 12 months ("LTM") reported sales, EBITDA, and earnings before interest and taxes ("EBIT"); and by dividing market value as of August 17, 1998 by each such company's LTM reported net income and latest reported book value. This analysis indicated that the median trading multiple for sales was 0.4x, for EBITDA was 5.8x, for EBIT was 11.4x, for net income was 13.8x and for book value was 1.0x. Based upon the comparable median trading multiples, and a 30% size and liquidity discount, the implied median equity value was $3.4 million with respect to sales, $10.0 million with respect to EBITDA, $17.0 million with respect to EBIT, $12.3 million with respect to net income and $1.6 million with respect to book value. Based upon the foregoing, the Transaction Consideration is lower than the implied median equity values with respect to EBIT and net income, respectively. However, as discussed below, Morgan Keegan believes that its analysis and the summary set forth above must be considered as a whole and that selecting portions of its analyses, without considering all analyses, or of the above summary, without considering all factors and analyses, would create an incomplete view of the process underlying the analyses set forth in the Morgan Keegan Fairness Opinion.

     No company or transaction used in the comparable companies analysis for comparative purposes is deemed to be identical to TSA. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors. Mathematical analysis (such as determining the average or median) is not, in itself, a meaningful method of using comparable company data.

     Discounted Cash Flow Analysis: Morgan Keegan performed a discounted cash flow analysis of the projected free cash flow of TSA for fiscal years 1998 through 2002, based on operating projections provided by TSA management. Using this information, Morgan Keegan calculated a range of equity values for TSA based on the sum of (i) the present value of the free cash flows of TSA and (ii) the present value of the estimated terminal value for TSA at the end of fiscal year 2002. In performing its discounted cash flow analysis, Morgan Keegan assumed, among other things, discount rates of 32.5% to 42.5% and terminal multiples of EBITDA of 3.5x to 5.0x. Those discount rates and terminal multiples reflect Morgan Keegan's qualitative judgments concerning the specific risk associated with such an investment and the historical and projected operating performance of TSA. This analysis resulted in a range of equity values for TSA of $7.8 million to $13.2 million.

     Merger & Acquisition Transactions Analysis: In order to assess market pricing for automotive OEM parts and automotive sound products manufacturers acquisitions, Morgan Keegan identified 77 acquisition transactions in this sector completed since January 1, 1993 or currently pending. Morgan Keegan calculated a range of multiples for the comparable transactions by dividing adjusted market value (purchase price plus third-party debt less cash) by each such company's LTM reported sales, EBITDA and EBIT; and by dividing purchase price by each such company's LTM reported net income and latest reported book value. This analysis indicated that the median multiple for sales was 0.7x, for EBITDA was 7.8x, for EBIT was 11.0x, for net income was 15.4x and for book value was 2.6x. Morgan Keegan also calculated ranges of implied equity values for TSA based upon the comparable transaction multiples and TSA LTM financial information. The median equity values were $8.3 million with respect to sales, $19.4 million with respect to EBITDA, $23.3 million with respect to EBIT, $19.6 million with respect to net income and $5.8 million with respect to book value. Based upon the foregoing, the Transaction Consideration is lower than the median equity values with respect to EBITDA, EBIT and net income, respectively, However, as discussed below, Morgan Keegan believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses, without considering all analyses, or of the above summery, without considering all factors and analyses, would create an incomplete view of the process underlying the analyses set forth in the Morgan Keegan Fairness Opinion.


     In arriving at its conclusion, Morgan Keegan also considered the financial terms of the Proposed Transaction in relation to the Company's existing credit agreements. Under the Company's existing credit agreements, the Company is required to maintain a total debt-to-equity ratio of no greater than 1.5 to 1.0 at each fiscal quarter's end. As of June 30, 1998, the Company is in compliance with the covenants of the Note Agreement, after including the down payment of $1.45 million it received from the Buyer pursuant to the terms of the Proposed Transaction. If the Company did not receive the $1.45 million down payment from the Buyer, the Company would have been in violation of the Note Agreement with the holders of the Notes as of June 30, 1998. If the Company violates its covenants, the outstanding notes could be called and all principal and interest due thereon would immediately require payment. To the extent that the Proposed Transaction is consummated, the Company will insulate itself against a default situation by applying the Transaction Consideration received to pay the Notes.

     Morgan Keegan also considered the lack of any additional bona fide offers for TSA in its analysis. Morgan Keegan conducted a thorough sale process, contacting approximately 135 potential buyers for TSA. Eleven potential buyers contacted by Morgan Keegan executed a confidentiality agreement and requested descriptive marketing materials. Several of those third parties visited facilities, and conducted varying levels of due diligence. However, no definite offers were received to purchase TSA.

     The summary of the Morgan Keegan Fairness Opinion set forth above does not purport to be a complete description of the presentation by Morgan Keegan of the Morgan Keegan Fairness Opinion to the Company Board or of the analyses performed by Morgan Keegan. The preparation of a fairness opinion is not necessarily susceptible to partial analysis or summary description. Morgan Keegan believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses, without considering all analyses, or of the above summary, without considering all factors and analyses, would create an incomplete view of the process underlying the analyses set forth in the Morgan Keegan fairness opinion. In addition, Morgan Keegan may have deemed various assumptions more or less probable than other assumptions, so that the ranges of valuations resulting from any particular analysis described above should not be taken to represent the actual value of TSA or the combined company.

     In performing its analyses, Morgan Keegan made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of TSA. The analyses performed by Morgan Keegan are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of Morgan Keegan's analysis of the fairness, from a financial point of view, of the purchase price to be received by the Company and were discussed with the Company Board at its August 20, 1998 meeting. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at the present time or at any time in the future. In addition, as described above, Morgan Keegan's presentation to the Company's Board and its Fairness Opinion were two of many factors taken into consideration by the Board in making its determination to approve the Agreement.

     The Company has agreed to pay Morgan Keegan a fee of $75,000 for providing the Fairness Opinion to the Company Board pursuant to an engagement letter between the Company and Morgan Keegan. This portion of Morgan Keegan's fee is not contingent upon the closing of the Proposed Transaction. In addition, upon the closing of the Proposed Transaction, Morgan Keegan will receive an additional financial advisory fee of $250,000 from the Company. The Company also has agreed to reimburse Morgan Keegan for its reasonable out-of-pocket expenses including reasonable legal fees and expenses and to indemnify Morgan Keegan against certain liabilities, including liabilities under the federal securities laws.

Terms and Conditions of the Agreement

     Set forth below is a description of the material terms and conditions of the Agreement. The description is qualified in its entirety by reference to the Agreement, as amended.

The Purchase Price

     As described in this Proxy Statement, the Purchase Price consists of:

     A minimum of $10,000,000 is to be paid in cash (including $3,500,000 paid to date).

      The Earn-Out if any, of up to $6,000,000.

      Assumption of substantially all of TSA's liabilities.

     There can be no assurances that New TSA shall produce sufficient cash flow to require payment of any portion of the Earn-Out.

Closing Conditions of all Parties

     Closing of the Proposed Transaction is subject to the compliance with certain conditions which are applicable to all parties. These conditions are:

     1.   The  Company's   stockholders  have  voted  to  approve  the  Proposed
          Transaction by a vote of a majority of outstanding shares of Common Stock or 14,509,220 shares; and

     2. No injunction or temporary restraining order shall have been granted restraining or prohibiting the consummation of the Proposed Transaction, and no action, suit or other proceeding by any federal, state, or local governmental authority seeking such an injunction or order shall be pending or threatened.

Any closing condition may be waived by mutual consent. The Company does not intend to waive any condition that could materially and adversely affect stockholders (or alter the Pro Forma Financial Statement presentation).

The Buyer's Closing Conditions

     The Buyer's obligation to consummate the Proposed Transaction is subject to the satisfaction or waiver of certain conditions, including the following:

     1.   The Buyer shall have completed a Financing;

     2. The Company and TSA shall have performed in all material respects all agreements, and satisfied in all material respects all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

     3. All representations and warranties of the Company and TSA herein shall have been true and correct in all material respects when made, shall have continued to have been true and correct in all material respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing Date as though made on, as of and with reference to such date;

     4. All consents, approvals, certificates and authorizations required to be obtained by the Company, TSA and/or the Buyer in connection with the sale of the Assets, including without limitation, all approvals by and clearances from all governmental authorities, lenders, and other third parties, shall have been obtained and no such consent, approval or authorization shall be subject to any condition which is unduly burdensome;

     5. TSA shall have executed and delivered to the Buyer all documents necessary to convey title to the Assets to the Buyer as contemplated by the Agreement;

     6. TSA shall have provided to the Buyer a complete and accurate schedule including an aging schedule for all of TSA's accounts receivable as of a date not more than two business days prior to the Closing Date;

     7. Certain persons including management of the Company and key employees of TSA have executed an agreement not to compete which agreement shall be in form and substance reasonably satisfactory to the Buyer; and

     8. Counsel to the Company and TSA shall deliver an opinion addressed to the Buyer and dated the Closing Date in substance similar to that as provided in a schedule to the Agreement.

The Company's and TSA's Closing Conditions

     1. The Buyer shall have paid the balance of the Purchase Price and executed an agreement assuming TSA's liabilities as provided by the Agreement;

     2. The Buyer shall have performed in all material respects all other agreements, and satisfied in all material respects all other conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

     3. All of the representations and warranties of the Buyer herein shall have been true and correct in all material respects when made, shall have continued to have been true and correct in all material respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing Date as though made on, as of and with reference to such date;

     4. The Company and TSA shall have obtained all consents and approvals required to be obtained in connection with the sale of the TSA Assets in connection with the consummation of the Proposed Transaction contemplated by this Agreement; and

     5. The Buyer's counsel shall have delivered an opinion addressed to the Company and TSA and dated the Closing Date, in substance similar to that contained on except as provided in a schedule to the Agreement.

Expenses

     The Agreement provides that each party will bear their own expenses incurred in connection with the preparation, execution and performance of the Agreement and the transactions contemplated thereby.

Conduct of Business of TSA Prior to the Closing

     The Company and TSA covenant that, except as otherwise consented to in writing by the Buyer, from and after the date hereof until the Closing or the earlier termination of this Agreement:

     1. Except as set forth in the Agreement, TSA shall not engage in any practice, take any action or enter into any transaction outside the ordinary course of business. Without limiting the generality of the foregoing:

        a. TSA will not authorize or effect any change in its Articles of Incorporation or By-Laws; and

        b.TSA shall not issue any note, bond or other debt security or create, incur, assume or grant any indebtedness or borrow money or capitalize lease obligations outside the ordinary course of business. Nothing contained herein shall prevent TSA from engaging in any transaction permitted by the Credit Facility with Nations.

     2. All real property, machinery and equipment and other operating properties used in the business of TSA will be kept and maintained in good repair and working order (ordinary wear and tear excepted) on a basis consistent with past practices.

     3. TSA will use its best efforts to maintain in full force and effect in all material respects all insurance coverages.

     Finally, the Agreement requires and TSA and the Buyer are currently engaged in jointly marketing and selling the Buyer's products through TSA and its employees but only through OEMs. In order to accommodate this joint marketing effort, TSA is providing the Buyer with the use of its receptionist, one existing office, a products display area and the common areas located at TSA's facility in Troy, Michigan. The Buyer is paying all incremental marketing and sales expenses.

Indemnification

     The Company and TSA shall indemnify the Buyer from any liability resulting from any breach of any representations, warranties, covenants and agreements made by the Company or TSA, any claim arising out of the failure to comply with any applicable bulk sales laws, fraudulent conveyance or other laws for the protection of creditors or any other matters relating to the conduct of TSA's business; provided, however, no indemnification shall be required unless and until the aggregate amount of the damages exceeds $100,000. The Buyer shall indemnify the Company and TSA for damages incurred as a result of the breach of any of the representations, warranties, covenants or agreements made by the Buyer and as a result of the Buyer's operation of TSA after the Closing Date.


Accounting Treatment for the Proposed Transaction

     The Proposed Transaction will be accounted for as a sale of TSA's Assets.

Dissenters' Rights

     The Company's stockholders are not entitled to dissenters' rights or appraisal rights under Delaware law with respect to the Proposed Transaction.

Regulatory Filings and Approvals

     In accordance with the Agreement, the parties are not required to make any filings under the Hart-Scott Act because of the size of the transaction is too small to come within its requirement.

Failure of the Buyer to Pay the Balance of the Purchase Price - Bring Along Provisions

     If the Buyer fails to pay the balance of the Purchase Price by March 31, 1999 (or if the Buyer elects its right to cancel its exclusive right to purchase TSA after January 7, 1999), the Company and TSA shall have the right to find a third party purchaser for 100% of TSA Common Stock or Assets. In such event, the Buyer shall sell its TSA Common Stock to a third party purchaser (or the Buyer shall consent to the sale of the Assets) in consideration for the receipt by the Buyer of the pro-rata share of the consideration to be paid by the purchaser to the Company or TSA. See "Risk Factors - Failure to Obtain Stockholder Approval and Failure of Proposed Transaction to Close".





                          PRO FORMA CONDENSED FINANCIAL
                           INFORMATION OF THE COMPANY


     The following unaudited pro forma condensed financial statements were prepared to reflect the estimated effects of the potential sale of 100% of TSA for $10,000,000. The sale is structured to occur in three separate steps as follows: (i) The Company has received a $1,450,000 non-refundable deposit which gave the Buyer a minimum of a 14.5% equity interest in TSA ("Step 1"),(ii) the Second Payment of $2,050,000 was received by the Company and is in escrow until the requisite stockholder approval is obtained which would give the Buyer an additional 5.5% of TSA Common Stock ("Step 2"), and (iii) the receipt of the remaining proceeds of $6,500,000 to complete the ultimate sale of 100% of TSA ("Step 3"). If the Company's stockholders fail to approve the Proposed Transaction by the requisite majority, the escrow agent shall return the $2,050,000 to the Buyer and also deliver to the Buyer one stock certificate for 14.5% of the TSA Common Stock; the Company will receive back the stock certificate for 5.5% of TSA Common Stock. On the date the TSA stock certificates are released from escrow, the Buyer will be a stockholder of TSA owning 14.5% if the Proposed Transaction is defeated or 20% if the Proposed Transaction is approved. However, if the Buyer consummates the purchase of TSA's Assets, it will deliver back to this Company the shares of TSA, and Buyer will not receive any part of the Purchase Price by virtue of its ownership of TSA Common Stock.

     Furthermore, if the Proposed Transaction is not consummated by December 31,1998, the Buyer has a one-week option to cancel its exclusive right to purchase the Assets (which right exists through March 31, 1999) and as consideration of such cancellation receive an additional 15% of TSA Common Stock.

     In the event that the Proposed Transaction fails to close for any reason, the Company intends to operate TSA and seek another purchaser for its Assets. For a discussion of the risks involved in this event, see "Risk Factors Failure to Obtain Stockholder Approval and Failure of Proposed Transaction to Close".

     The unaudited pro forma condensed balance sheet as of June 30, 1998 gives effect to the above transactions as if they had occurred on June 30, 1998. The unaudited pro forma condensed statements of operations for the years ended
September 30, 1997 and 1996 and 1995 and nine months ended June 30, 1998 and 1997 give effect to the pro forma transactions as if they had occurred as of October 1, the first day of the Company's respective fiscal year. Upon the sale of 100% of the TSA Assets (Step 3), this segment will be treated as a discontinued operation as defined in Accounting Principals Board Opinion No. 30, accordingly the pro forma statements of income have been presented for all the same periods as the historical financial statements.

     The unaudited pro forma condensed financial statements were also prepared to show the effects of the use of the net proceeds from the sale to pay Nations and the Notes as described in the notes to the unaudited pro forma condensed financial statements.

     The unaudited pro forma condensed financial statements were prepared utilizing the accounting principles of the Company as outlined in its historical financial statements included in the Company's Form 10-K/A No. 3 for the year ended September 30, 1997, a copy of which is incorporated by reference herein. The pro forma adjustments are based upon available information and contain assumptions that the Company believes are reasonable under the circumstances. The unaudited pro forma condensed financial statements do not reflect the potential corporate overhead savings as a result of the sale of TSA.



                                                           TOP SOURCE TECHNOLOGIES, INC.
                                                           UNAUDITED PRO FORMA CONDENSED
                                                            CONSOLIDATED BALANCE SHEET
                                                                AS OF JUNE 30, 1998




                                                                                     (iii)(Assumes
                                                                                     Proposed
                                                                                     Transaction is
                                                                                     Approved and
                                                       (ii) (Assumes                 Buyer Does Not
                                                       Proposed                      Close by 12/31/98
                                                       Tranaction is                 and Buyer Exercises
                                                       Approved and                  One Week Right to               (iv) (Assumes
                      (i)(Assumes                      Buyer Does Not                Cancel and Receive              Proposed
                      Proposed                         Purchase 100%                 an additional 15%               Transaction is
                      Transaction                      of TSA Assets)                TSA Common Stock)               Approved and
                      not Approved)                    Buyer Owns     Record 15%     Buyer Owns                      Buyer Owns
                      Buyer Owns                       20% of TSA     Minority       35% of TSA                      100% of TSA
                      14.5% of TSA    Adjustments      Common Stock   Interest in    Common Stock    Adjustments     Assets)
                      Common Stock    for Deposit for  Pro Forma      Income         Pro Forma       for 100% Sale   Pro Forma
                      Historical      20% of TSA       Total          of TSA         Total           of TSA          Total
                     ------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets:
  Cash and
  cash equivalents    $1,962,287 (a)   $2,050,000(d)    $4,012,287       -            $4,012,287           $591  (g)   $6,417,627
                                                                                                      6,500,000  (g)
                                                                                                     (4,503,477) (h)
                                                                                                        408,226  (j)
   Accounts
    receivable, net    1,861,502            -            1,861,502       -             1,861,502     (1,663,844) (g)      197,658
  Advances to officer      5,839            -                5,839       -                 5,839           -                5,839
  Inventories          1,303,150            -            1,303,150       -             1,303,150       (540,251) (g)      762,899
  Prepaid expenses
   and other
   current assets        357,353            -            357,353         -               357,353        (74,629) (g)      282,724
                      -----------------------------------------------------------------------------------------------------------

Total current assets   5,490,131        2,050,000      7,540,131         -             7,540,131        126,616         7,666,747
Property and
  equipment-net        1,601,100            -          1,601,100         -             1,601,100       (288,898) (g)    1,312,202
Manufacturing &
 distribution
 rights &
 patents-net             262,922            -            262,922         -               262,922       (144,966) (g)      117,956
Capitalized
database,  net         2,125,902            -          2,125,902         -             2,125,902           -            2,125,902
Notes receivable
 from officers            27,395            -             27,395         -                27,395           -               27,395
Other assets, net        205,897            -            205,897         -               205,897           -              205,897
                      -----------------------------------------------------------------------------------------------------------

TOTAL ASSETS          $9,713,347       $2,050,000    $11,763,347         -             $11,763,347     ($307,248)     $11,456,099
                      ============================================================================================================

LIABILITIES AND
STOCKHOLDERS' EQUITY
Current Liabilities:
  Line of credit        $833,477            -         $  833,477          -                833,477     ($833,477) (h)       -
  Accounts payable       711,254            -            711,254          -                711,254      (435,314) (g)     275,940
  Accrued liabilities  1,362,442 (b)    1,535,750 (e)  2,898,192      (1,402,500)(e)     1,495,692      (260,477)(g,h)  1,235,215

                      ------------------------------------------------------------------------------------------------------------
Total current
liabilities            2,907,173        1,535,750      4,442,923      (1,402,500)        3,040,423     (1,529,268)      1,511,155
 Senior convertible
   notes               3,020,000            -          3,020,000          -              3,020,000     (3,020,000)(h)       -

                      ------------------------------------------------------------------------------------------------------------

Total liabilities      5,927,173        1,535,750      7,462,923      (1,402,500)        6,060,423     (4,549,268)      1,511,155
                      ------------------------------------------------------------------------------------------------------------

Minority interest        325,337 (b)      123,404 (f)    448,741         336,556 (f)       785,297       (785,297) (g)      -

Stockholders' equity   3,460,837 (c)      390,846 (f)  3,851,683       1,065,944 (f)     4,917,627      5,027,317  (g)  9,944,944
TOTAL LIABILITIES      -----------------------------------------------------------------------------------------------------------
AND  STOCKHOLDERS'
EQUITY                $9,713,347       $2,050,000    $11,763,347           -            $11,763,347     ($307,248)    $11,456,099
                      ============================================================================================================



See notes to unaudited pro forma condensed financial statements.



                                                           TOP SOURCE TECHNOLOGIES, INC.
                                                           UNAUDITED PRO FORMA CONDENSED
                                                       CONSOLIDATED STATEMENT OF OPERATIONS
                                                      FOR THE NINE MONTHS ENDED JUNE 30, 1998

                                                                                     (iii)(Assumes
                                                                                     Proposed
                                                                                     Transaction
                                                                                     Approved and
                                                            (ii)                     Buyer Does
                                                            (Assumes                 Not Close by
                                                            Proposed                 12/31/98 and
                                                            Transaction              Buyer Exer-
                                                            is Approved              cises One Week                  (iv)
                                                            and Buyer                Right to Cancel                 (Assumes
                                                            Does Not                 and Receives an                 Proposed
                                    (i)(Assumes             Purchase                 additional 15%                  Tansaction is
                          Record    Proposed      Record    100% of TSA   Record     of TSA Common                   Is Approved
                           14.5%    Transaction   5.5%      Assets) Buyer 15%        Stock) Buyer                    and Buyer
                          Minority  is Not        Minority  Owns 20% of   Minority   Owns 35% of                     Owns 100%
                          Interest  Approved)     Interest  TSA Common    Iterest    TSA Common       Adjustments    of TSA Assets)
                          in Income Pro Forma     in Income Stcok Pro     in Income  Stock Pro        for 100%       Pro Forma
            Historical    of TSA    Total         of TSA    Forma Total   of TSA     Forma Total      Sale of TSA    Total
            ----------------------------------------------------------------------------------------------------------------------

Net sales   $9,281,904     -          $9,281,904      -      $9,281,904       -       $9,281,904    ($8,952,308) (j)    $329,596

Cost of
sales        6,143,141     -           6,143,141      -       6,143,141       -        6,143,141     (6,010,274) (j)     132,867

Selling,
general &
admini-
strative
expenses     6,252,384     -           6,252,384      -       6,252,384       -        6,252,384     (1,750,751) (j)   5,326,633
                                                                                                        825,000  (o)
            --------------------------------------------------------------------------------------------------------------------

Loss from
operations  (3,113,621)    -          (3,113,621)      -     (3,113,621)      -        (3,113,621)   (2,016,283)      (5,129,904)

Interest
expense,
other
income
(expense)
 net           701,623   (1,030,435)(i) (328,812)      -       (328,812)      -          (328,812)       26,213  (j)     105,627
                                                                                                        408,226  (k)
Minority
interest in
income of TSA      -       (282,591)(i) (282,591)  (107,190)(i)(389,781)  (292,335)(i)  (682,116)(i)    682,116  (j)        -

               ------------------------------------------------------------------------------------------------------------------

Loss before
income taxes
and minority
interest     (2,411,998) (1,313,026)  (3,725,024)  (107,190)  (3,832,214)   (292,335)   (4,124,549)      (899,728)    (5,024,277)

Income tax
expense         (41,242)      -          (41,242)      -         (41,242)     -            (41,242)        41,167 (j)        (75)

              --------------------------------------------------------------------------------------------------------------------
Loss from
continuing
operations  ($2,453,240)($1,313,026) ($3,766,266)  (107,190) ($3,873,456)  ($292,335)  ($4,165,791)     ($858,561)   ($5,024,352)
              =====================================================================================================================

Loss from
continuing
operations
per common
share:                                                                                                                   ($0.18)
                                                                                                                   ================
  Basic          ($0.09)                                                                                                 ($0.18)
           ===============                                                                                         ================
  Diluted        ($0.09)
           ===============
Weighted
average
common shares
Outstanding:
  Basic       28,164,897                                                                                              28,164,897
           ===============                                                                                        ===============
  Diluted     28,164,897                                                                                              28,164,897
           ===============                                                                                        ===============



See notes to unaudited pro forma condensed financial statements.


                                                           TOP SOURCE TECHNOLOGIES, INC.
                                                           UNAUDITED PRO FORMA CONDENSED
                                                       CONSOLIDATED STATEMENT OF OPERATIONS
                                                      FOR THE NINE MONTHS ENDED JUNE 30, 1997
                                                                                     (iii)
                                                                                     (Assumes
                                                                                     Proposed
                                                                                     Transaction
                                                            (ii)                     Approved and
                                                            (Assumes                 Buyer Does
                                                            Proposed                 Not Close by
                                                            Transaction              12/31/98 and
                                                            is Approved              Buyer Exer-                     (iv)
                                                            and Buyer                cises One Week                  (Assumes
                                                            Does Not Pur-            Right to Cancel                 Proposed
                                    (i)(Assumes             chase 100% of            and Receives an                 Tansaction
                          Record    Proposed      Record    TSA Assets)   Record     additional 15% of               Is Approved
                           14.5%    Transaction   5.5%      Buyer         15%        TSA Common Stock)               and Buyer
                          Minority  is Not        Minority  Owns 20% of   Minority   Buyer Owns 35%                  Owns 100%
                          Interest  Approved)     Interest  TSA Common    Interest   of TSA Common    Adjustments    of TSA Assets)
                          in Income Pro Forma     in Income Stock Pro     in Income  Stock Pro        for 100%       Pro Forma
            Historical    of TSA    Total         of TSA    Forma Total   of TSA     Forma Total      Sale of TSA    Total


            -----------------------------------------------------------------------------------------------------------------------

Net sales   $14,236,732      -      $14,236,732        -    $14,236,732       -      $14,236,732   ($13,859,582) (m)   $377,150

Cost
of sales      9,229,164      -        9,229,164        -      9,229,164       -        9,229,164     (9,081,447) (m)    147,717

Selling,
general &
administra-
tive expenses 5,708,025      -        5,708,025        -      5,708,025       -        5,708,025     (1,585,508) (m)  4,947,517
                                                                                                         825,000 (o)
              ---------------------------------------------------------------------------------------------------------------------


Loss
from
operations     (700,457)     -         (700,457)       -       (700,457)      -         (700,457)    (4,017,627)     (4,718,084)

Interest
expense,
other
income
(expense)
net             (99,051)     -          (99,051)       -         (99,051)     -           (99,051)       36,529  (m)    141,328
                                                                                                        203,850  (n)
Minority
interest
in income
of TSA              -     (571,564)(l) (571,564)    (216,800)(l)(788,364) (591,274)(l) (1,379,638)    1,379,638  (m)       -


              --------------------------------------------------------------------------------------------------------------------
Loss before
income taxes   (799,508)  (571,564)  (1,371,072)    (216,800) (1,587,872) (591,274)    (2,179,146)   (2,397,610)     (4,576,756)

Income
tax expense     (39,274)     -          (39,274)       -         (39,274)     -           (39,274)       39,274 (m)         -

                   ---------------------------------------------------------------------------------------------------------------
Loss from
continuing
operations    ($838,782)  (571,564) (1,410,346)   ($216,800)($1,627,146)  (591,274)  ($2,218,420)  ($2,358,336)     ($4,576,756)
               ===================================================================================================================

Loss from
continuing
operations
per common
share:
  Basic          ($0.03)                                                                                ($0.16)
               ============                                                                    ================
  Diluted        ($0.03)                                                                                ($0.16)
               ============                                                                    ================

Weighted
average
common shares
Outstanding:
  Basic      28,089,261                                                                             28,089,261
             ============                                                                      ================
  Diluted    28,089,261                                                                             28,089,261
             ============                                                                      ================



See notes to unaudited pro forma condensed financial statements.




                                                           TOP SOURCE TECHNOLOGIES, INC.
                                                           UNAUDITED PRO FORMA CONDENSED
                                                       CONSOLIDATED STATEMENT OF OPERATIONS
                                                       FOR THE YEAR ENDED SEPTEMBER 30, 1997
                                                                                     (iii)
                                                                                     (Assumes Prop-
                                                                                     posed Transa-
                                                                                     ction is Approved
                                                                                     and Buyer Does
                                                            (ii)(Assumes             Not Close by
                                                            Proposed                 12/31/98 and
                                                            Transaction              Buyer Exercises
                                                            is Approved              One Week Right                  (iv)
                                                            and Buyer                to Cancel and                   (Assumes
                                                            Does Not Pur-            Receives an                     Proposed
                                   (i) (Assumes             chase 100% of            additional 15%                  Tansaction is
                          Record    Proposed      Record    TSA Assets)   Record     of TSA Common                   Approved
                           14.5%    Transaction   5.5%      Buyer         15%        Stock) Buyer                    and Buyer
                          Minority  is Not        Minority  Owns 20% of   Minority   Owns 35% of                     Owns 100%
                          Interest  Approved)     Interest  TSA Common    Iterest    TSA Common       Adjustments    of TSA Assets)
                          in Income Pro Forma     in Income Stock Pro     in Income  Stock Pro        for 100%       Pro Forma
            Historical    of TSA    Total         of TSA    Forma Total   of TSA     Forma Total      Sale of TSA    Total

            ---------------------------------------------------------------------------------------------------------------------

Net sales   $16,984,123       -      $16,984,123       -    $16,984,123     -        $16,984,123    ($16,580,270) (m)  $403,853


Cost of
sales        11,304,708       -       11,304,708       -     11,304,708     -          11,304,708    (11,197,664) (m)   107,044

Selling,
general &
admin-
istrative
expenses      8,277,875       -        8,277,875       -      8,277,875      -           8,277,875    (2,291,445) (m) 7,086,430
                                                                                                       1,100,000  (o)
           ----------------------------------------------------------------------------------------------------------------------

Loss from
operations   (2,598,460)      -       (2,598,460)      -     (2,598,460)     -          (2,598,460)   (4,191,161)     (6,789,621)


Interest
expense,
other
income
(expense)
net            (223,597)       -        (223,597)      -       (223,597)      -           (223,597)        5,595  (m)    123,798
                                                                                                         341,800  (n)
Minority
interest
in income
of TSA              -     (573,111)(l)   (573,111) (217,387)(l)(790,498)  (592,874)(l)  (1,383,372)    1,383,372  (m)       -


                -------------------------------------------------------------------------------------------------------------------
Loss before
income taxes  (2,822,057) (573,111)    (3,395,168)   (217,387) (3,612,555)  (592,874)    (4,205,429)  (2,460,394)      (6,665,823)

Income tax
expense         (482,000)       -        (482,000)      -         (482,000)   -            (482,000)     233,074  (m)    (248,926)

              -------------------------------------------------------------------------------------------------------------------
Loss from
continuing
operations   ($3,304,057) ($573,111)   ($3,877,168)  ($217,387) ($4,094,555)($592,874)  ($4,687,429) ($2,227,320)     ($6,914,749)
              ====================================================================================================================

Loss from
continuing
operations
per common
share:
  Basic           ($0.12)                                                                                                ($0.25)
              ===============                                                                                            =========
  Diluted         ($0.12)                                                                                                 ($0.25)
              ===============                                                                                            =========

Weighted
average
common
shares
Outstanding:
  Basic         28,065,563                                                                                              28,065,563
              ===============                                                                                           ===========
  Diluted       28,065,563                                                                                              28,065,563
              ===============                                                                                           ===========


See notes to unaudited pro forma condensed financial statements.



                                                           TOP SOURCE TECHNOLOGIES, INC.
                                                           UNAUDITED PRO FORMA CONDENSED
                                                       CONSOLIDATED STATEMENT OF OPERATIONS
                                                       FOR THE YEAR ENDED SEPTEMBER 30, 1996

                                                                                    (iii) (Proposed
                                                      Adjustments              Transaction is Approved and
                                                      for 100% Sale            Buyer Ownes 100% of TSA Assets)
                                     Historical         of TSA                       Pro Forma Total
                                     ----------        ------------             -----------------------


Net sales                              $16,146,524     $(16,102,523) (m)             $44,001


Cost of sales                           10,776,203      (10,749,431) (m)              26,772

Selling, general
 and administrative expenses             8,426,540       (2,259,258) (m)           7,267,282
                                                          1,100,000  (o)
                                      ------------------------------------------------------------------------


Loss from operations                    (3,056,219)      (4,193,834)              (7,250,053)

Interest expense, other
 income (expense) net                     (232,267)         (45,460) (m)            (277,727)


                                       -----------------------------------------------------------------------
Loss before income taxes                (3,288,486)      (4,239,294)              (7,527,780)

Income tax expense                      (1,543,300)         175,000   (m)         (1,368,300)

                                       -----------------------------------------------------------------------
Loss from continuing operations
                                       $(4,831,786)     $(4,064,294)            $ (8,896,080)
                                       =======================================================================


Loss from continuing operations per common share:
  Basic                                       $(0.17)                                      $(0.32)
  Diluted                                    =========                                    =========
                                              $(0.17)                                      $(0.32)
                                             =========                                    =========

Weighted average common shares
  Outstanding:                             28,027,959                                   28,027,959
  Basic                                ================                              ===============
 Diluted                                   28,027,959                                   28,027,959
                                       ================                              ===============


            See notes to unaudited pro forma condensed financial statements.


                                                           TOP SOURCE TECHNOLOGIES, INC.
                                                           UNAUDITED PRO FORMA CONDENSED
                                                       CONSOLIDATED STATEMENT OF OPERATIONS
                                                       FOR THE YEAR ENDED SEPTEMBER 30, 1995

                                                                                      (iii) (Proposed
                                                      Adjustments                Transaction is Approved and
                                                      for 100% Sale              Buyer Ownes 100% of TSA Assets)
                                     Historical         of TSA                   Pro Forma Total
                                     ----------        ------------             -------------------------------


Net sales                            $13,907,354       $(13,893,459) (m)                $13,895

Cost of sales                          8,739,691         (8,739,691) (m)                   -

Selling, general
 and administrative expenses           7,534,190         (1,924,539) (m)              6,709,651
                                                          1,100,000  (o)
                                   -----------------------------------------------------------------------

Loss from operations                  (2,366,527)        (4,329,229)                     (6,695,756)

Interest expense, other
 income (expense) net                     156,035            (2,218) (m)                    153,817



                                      --------------------------------------------------------------------
Loss before income taxes               (2,210,492)        (4,331,447)                     (6,541,939)

Income tax expense                       (610,000)            60,000 (m)                    (550,000)

                                      --------------------------------------------------------------------
Loss from continuing operations       $(2,820,492)        $(4,271,447)                    $(7,091,939)
                                      ====================================================================
Loss from continuing operations per common share:
  Basic                                    $(0.10)
                                       ===============                                          $(0.26)
  Diluted                                  $(0.10)                                        ===============
                                       ===============                                          $(0.26)
                                                                                          ===============
Weighted average common shares Outstanding:
  Basic                                 27,249,541                                           27,249,541
                                       ===============                                   ===============
  Diluted                               27,249,541                                           27,249,541
                                       ===============                                    ===============


  See notes to unaudited pro forma condensed financial statements.


           Notes to Unaudited Pro Forma Balance Sheet and Consolidated Statements of Operations For the Nine Months Ended June 30, 1998


     (a)  Includes the receipt of a $1,450,000 non-refundable deposit.

     (b) Includes 14.5% of the estimated accrued liabilities relating to legal, accounting and investment banking fees for the sale of TSA in the amount of $94,250 and the recording of a 14.5% minority interest.

     (c) Includes the gain on 14.5% of the equity in TSA of $1,030,435. This gain is not included on the Unaudited Pro Forma Condensed Consolidated Statement of Operations for all periods presented since it is a non-recurring item.

     (d) Represents the receipt of the additional deposit of $2,050,000 on Step 2 of the sale of TSA which is recorded as cash since the funds are being held in escrow until stockholder approval.

     (e) Represents the additional 5.5% of the estimated accrued liabilities relating to the costs of the transaction in the amount of $35,750 and $1,500,000 of deferred gain relating to the additional 15% the Buyer will receive if the Proposed Transaction does not close by December 31, 1998. The $1,500,000 deferred gain, net of 15% or $97,500 of the accrued liabilities relating to the costs of the transaction is reversed when the additional 15% minority interest in income is recorded.

     (f) Represents the additional 5.5% and 15% of the gain on the TSA sale (see Note (c) above)and the recording of the additional 5.5% and 15% minority interest.

     (g) The Company is selling 100% of the Assets of TSA and substantially all of the liabilities of TSA. This adjustment represents the receipt of the remaining proceeds for Step 3 of the sale of TSA, the elimination of the minority interest and the elimination of the respective TSA Assets, liabilities and equity. The total amount of the gain on the sale of 100% of TSA's Assets is approximately $7,100,000 of which $4,619,093 is included herein and the remaining gain is included in notes ( c) and ( f) above. This gain is reflected in stockholders equity, but not in the pro forma statements of operations.

     (h) Represents the repayment of the Notes and the Nations Credit Facility with the proceeds from the TSA sale, and payment of $650,000 of estimated legal, accounting and investment banking fees and taxes for the sale of TSA. The $650,000 in fees and taxes is included in accrued liabilities and will be subsequently paid with the proceeds from the sale.

     (i) To record the 14.5%, 5.5% and 15% minority interest in TSA and to eliminate a non-recurring item, which is 14.5% of the gain on the sale of TSA, $1,030,435.

     (j) Represents the elimination of the minority interest and the respective TSA results of operations.

     (k) Represents the reduction in interest expense resulting from the repayment of debt as discussed in Note (h) above.



       Notes to Unaudited Pro Forma Consolidated Statements of Operations
                            For All Periods Presented


     (l)  To record the 14.5%, 5.5% and 15% minority interest in TSA.

     (m) Represents the elimination of the minority interest and the respective TSA results of operations.

     (n) Represents the reduction in interest expense resulting from the repayment of the Notes.

     (o) Represents the add back of corporate expenses that the Company believes it will not save as a result of the sale of TSA.

                     SELECTED CONSOLIDATED FINANCIAL DATA

     The following selected consolidated financial data presented below as of and for the nine months ended June 30, 1998 and June 30, 1997 are derived from the unaudited consolidated financial statements of the Company. The selected consolidated financial data presented below as of and for the years ended September 30, 1997, September 30, 1996 and September 30, 1995 have been derived from financial statements audited by Arthur Andersen LLP, independent certified public accountants. The unaudited consolidated financial statements as of June 30, 1998 and June 30, 1997 are included in the Company's Quarterly Report on
Form 10-Q for the nine months ended June 30, 1998, (Exhibit 2 to this Proxy Statement). Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included in the accompanying financial statements. The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany accounts and transactions have been eliminated. The results of operations of any interim period are not necessarily indicative of the results of operations for the fiscal year. The consolidated financial statements as of September 30, 1997, September 30, 1996 and September 30, 1995 together with the report of Arthur Andersen LLP, are included in the Company's Annual Report on Form 10-K/A No. 3, for the year ended September 30, 1997. (Exhibit 1 to this Proxy Statement).

                                          NINE MONTHS ENDED                            YEAR ENDED
                                              JUNE 30,                                SEPTEMBER 30,

                                              UNAUDITED

                                         1998            1997            1997             1996             1995
---------------------------------- ----------------- -------------- --------------- ----------------- ----------------

STATEMENT OF OPERATIONS DATA:

Revenues                                $9,281,904    $14,236,732      $16,984,123      $16,146,524      $13,907,354
Net Loss from Continuing                (2,453,240)      (838,782)     (3,304,057)       (4,831,786)      (2,820,492)
Operations                                    (.09)          (.03)           (.12)             (.17)            (.10)
Loss Per Share                                (.09)          (.03)           (.12)             (.24)            (.12)
Net Loss Per Share
Weighted Average Common Stock           28,164,897     28,089,261      28,065,563        28,027,959       27,249,541
   Outstanding
---------------------------------- ----------------- -------------- --------------- ----------------- ----------------

BALANCE SHEET DATA (AT END OF
PERIOD):

Total Assets                            $9,713,347    $12,041,569     $11,355,030       $16,012,716      $19,109,250
Total Debt                               3,853,477      3,020,000       5,016,341         3,020,000        2,060,000
---------------------------------- ----------------- -------------- --------------- ----------------- ----------------


                         CERTAIN INCOME TAX CONSEQUENCES

     Since at the time of the closing, the Buyer is expected to only own 20% of TSA's Common Stock, the consolidated group will be able to utilize its consolidated net operating loss ("NOL") (which exceeded $30,000,000 at September 30, 1997) to offset regular federal income taxes due from the gain on the sale of the Assets by the Company. For federal income tax purposes, using the alternative minimum tax ("AMT") calculation, the consolidated group will pay approximately $150,000 of federal income tax since only 90% of the gain on the sale of the Assets can be offset against the AMT NOL. Additionally, the Company will incur a Michigan state income tax of approximately $200,000 with respect to the gain on the sale of the Assets of TSA.

     If the Proposed Transaction does not close by December 31, 1998, and the Buyer exercises its election to cancel its exclusive right to purchase the Assets, and thereby becomes the owner of 35% of TSA Common Stock, the Company will not be able to use the NOL to offset any future gain with respect to the sale of the Assets of TSA. The Company will be able to utilize the NOL to shelter the gain from the sale of 35% of TSA's Common Stock to the Buyer. If in the future the Company enters into a transaction to sell TSA and the transaction is a sale of TSA's Common Stock, the NOL will be available to shelter the gain on the remaining 65% of TSA's Common Stock. If such a future transaction is structured as a sale of TSA's Assets, as mentioned above, the Company will not be able to shelter the gain with the NOL because the Company will own less than 80% of TSA's Common Stock. Because of this, the Company would incur federal and state income tax.

                        INFORMATION REGARDING THE COMPANY

     The Company was organized in 1986 under Colorado law and reincorporated in Delaware in 1992. The Company currently owns two strategic operating companies, i.e. TSA and TSI. The Company's predecessor was organized in 1986 for the purpose of marketing OHSS to OEMs and the automotive aftermarket. By 1992, the Company through TSA began assembling the OHSS in an assembly facility in suburban Detroit, Michigan. TSA's business grew rapidly through the fiscal year ended September 30, 1997 as a result of its sales to Chrysler Corporation ("Chrysler) due to the factory installation of the OHSS in the Jeep Wrangler, Cherokee and Grand Cherokee (one high end model) vehicles. TSA no longer sells the OHSS to Chrysler for installation in the Cherokee and sales for installation in the Grand Cherokee will terminate in November 1998 when Chrysler discontinues the high-end model that installs the OHSS. As a result, TSA's net sales of approximately $16,580,000 in fiscal 1997 are expected to be approximately $11,400,000 in fiscal 1998. As a result of this loss of business by TSA and the Company's commitment to its new second generation OSA-II, the Company in the first quarter of 1998 made a strategic decision to seek to sell TSA. See "Reasons for the Proposed Transaction".

     For Information concerning the business of the Company, see the Form 10-K/A No. 3 for the year ended September 30, 1997 (Exhibit 1 to this Proxy Statement).

Security Ownership of Certain Beneficial Owners

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of September 30, 1998 by (i) owners of more than 5% of the Company's Common Stock, (ii) by each director, and (iii) all directors and named executive officers and former executive officers of the Company as a group.



------------------------- ------------------------------------------------------------- ------------------ ----------------------
                                                                                            Amount and
                                                                                            Nature of
        Title of                                                                            Beneficial
         Class                        Name and Address of Beneficial Owner                  Ownership          Percent of Class
------------------------- ------------------------------------------------------------- ------------------ -----------------------
Common Stock              WILLIAM C. WILLIS, JR.(1)                                               275,000              *
                          7108 Fairway Drive, Suite 200
                          Palm Beach Gardens, FL  33418

------------------------- ------------------------------------------------------------- ------------------------------------------
Common Stock              DAVID NATAN(2)                                                           65,383              *
and Vested                7108 Fairway Drive, Suite 200
Options                   Palm Beach Gardens, FL  33418
------------------------- ------------------------------------------------------------- ------------------ ------------------------
Common Stock              RONALD P. BURD(3),(4)                                                   193,000              *
and Vested                251 Linden Lane
Options                   Merion Station, PA  19066
-------------------------
                          ------------------------------------------------------------- ------------------ ------------------------
Common Stock              G. JEFF MENNEN(5)                                                       115,833              *
                          TMF Investments
                          25B Hanover Road
                          Florham Park, NJ  07932
------------------------- ------------------------------------------------------------- ------------------ ------------------------
Common Stock              L. KERRY VICKAR(6)                                                       18,020              *
                          19010 Mary Ardrey Circle
                          Cornelios, NC  28031
------------------------- ------------------------------------------------------------- ------------------ ------------------------
Common Stock              MELLON BANK CORPORATION(7)                                            2,079,700             7.2%
and Vested                2875 N.E. 191st Street, Penthouse I
Options                   N. Miami Beach, FL  33130
-----------------------------------------------------------------------------------------------------------------------------------
Former Executive Officers
------------------------- ------------------------------------------------------------- ------------------ ------------------------
Common Stock and Vested   Stuart Landow(8)(9)                                                     771,311            2.6%
Options                   338 River Edge Road
                          Jupiter, FL 33477
------------------------- ------------------------------------------------------------- ------------------ ------------------------
Common Stock and Vested   Christer Rosen(8)(10)                                                   115,800              *
Options                   205 Commodore Drive
                          Jupiter, FL 33477
------------------------- ------------------------------------------------------------- ------------------ ------------------------
Common Stock and Vested   Richard Ragan(8)                                                              0              *
Options                   8510 Pine Cove Road
                          Commerce Township, MI  48382-----------------------------------------------------------------------------

All Directors and Named Executive Officers and Former Executive Officers of the                 1,554,347          5.2%(11)
Company as a group (8 persons)(1)(2)(3)(4)(5)(6)(8)(9)(10)
*Less than 1% of class
--------------------------------------------------------------------------------------- ------------------ -----------------------



(1) Includes 200,000 vested options held by Mr. Willis at approximately $2.00 per share and 75,000 shares held by Mr. Willis.

(2) Includes 37,500 vested options held by Mr. Natan exercisable at approximately $3.00 per share, 7,000 vested options exercisable at approximately $1.56 per share and 8,333 vested options at approximately $1.38 per share, 11,550 shares held by Mr. Natan and 1,000 shares held by Mr. Natan's wife.

(3) Includes 25,000 vested options exercisable at approximately $3.38 per share, 40,000 vested options exercisable at approximately $1.78 per share and 30,000 vested options exercisable at approximately $6.25, 2,500 vested options exercisable at approximately $1.75 and 5,000 options exercisable at approximately $1.31 per share held by Mr. Burd.

(4) Includes 87,000 shares held jointly by Mr. Burd and his wife and 3,500 shares gifted by Mr. Burd to the Devereux Foundation, of which Mr. Burd is President and Chief Executive Officer.

(5) Includes 5,000 vested options exercisable at approximately $1.38 and 833 vested options exercisable at approximately $2.00 per share and 110,000 shares held indirectly by Mr. Mennen in the name of Wilmington Trust Company and George Jeff Mennen co-trustee for Christina M. Andrea and John Henry Mennen.

(6) Includes 12,500 shares held by Mr. Vickar and 5,520 vested options exercisable at approximately $1.13 per share.

(7) Mellon Bank Corporation ("Mellon") formerly Ganz Capital Management, Inc. beneficially owns 2,079,700 shares of common stock of the Company as of December 31, 1997. This represents beneficial ownership of 7.3% of the Company's outstanding shares.

(8) Former executive officers. The numbers included are to the best of the Company's knowledge. However, Messrs. Landow, Ragan and Rosen are no longer required to report their stock transactions to the Company.

(9) Includes 400,000 vested options exercisable at $2.06 per share and 200,000 vested options exercisable at $3.56 per share.

(10) Includes 5,500 shares held by Mr. Rosen and 110,300 vested options exercisable at $.53 per share.

(11) Excluding the former executive officers' beneficial ownership of the Company's Common Stock, as a group, the Company's officers and directors own 2.3% of the Company's Common Stock.

                         INFORMATION REGARDING THE BUYER

         The Company has no access to information concerning the financial condition of the Buyer. The Buyer is a subsidiary of the Parent which is publicly-held and files reports with the Commission. On August 4, 1998, the Parent issued a press release that the Buyer completed a private placement raising approximately $5.2 million in net proceeds for the purpose of acquiring three undisclosed audio companies. The Company understands TSA is one of these acquisition targets. The Parent did not disclose the cost of these other acquisitions, their status, or whether any or all are subject to completion of a Financing. But the Parent has advised the Company that it must complete a Financing to acquire TSA. The Company is not in a position to verify this information. Further information concerning the Parent may be obtained from the Commission's Website. See "Available Information".

         The Company's financial advisors have not conducted any due diligence concerning the Buyer's ability to obtain the Financing and their Fairness Opinion specifically disclaims passing upon such likelihood.



                                         PROPOSAL 2.  ELECTION OF DIRECTORS

Board of Directors

         The business of the Company is managed under the direction of the Board. It has responsibility for establishing broad corporate policies and for the overall performance of the Company. It is not, however, involved in the operating details on a day-to-day basis. The Board is kept advised of the Company's business through regular written communications and discussions with management.

         The Company has a classified Board which provides for three classes of directors each of which serves a three-year term. One class is elected each year. One director was elected at the 1997 Annual Meeting and the person elected will hold office until his term expires in the year 2000 and until his successor has been elected and qualified. Two directors are up for election at the 1998 Annual Meeting. The Company's by-laws provide that the Board shall consist of no less than three and no more than nine members, with the actual number to be established by resolution of the Board. The current Board has by resolution established the number of directors at seven. There are currently two vacancies on the Board. The Company does not intend to fill them at this time.

Compensation of Directors

         Prior to June 25, 1997, the Company's outside directors each received a fee of $2,500 per Board meeting attended. In order to reduce the Company's expenses, effective June 25, 1997, the outside directors agreed to receive a reduced fee of $1,000 per Board meeting attended, and each year on June 25, 1998 they receive 7,500 options ("Options"). They are also reimbursed for expenses incurred in attending such meetings. Except as otherwise disclosed in this Proxy Statement, all Options vest semi-annually over a three-year period subject to continued service with the Company. Once vested, Options are exercisable for 10 years from the date of grant.

         All outside directors automatically receive grants of 30,000 Options upon election or appointment to the Board and an additional grant every three-year anniversary thereafter.

Board Meetings and Committees

         The Board held six meetings during the fiscal year ended September 30, 1997. All directors were present at each of the meetings. On several occasions throughout the year, the Board took action by unanimous consent in lieu of holding a meeting.

         The Board has a Compensation Committee comprised of Messrs. Willis, Mennen and Vickar; an Audit Committee comprised of Messrs. Burd, and Vickar; and a Nominating Committee comprised of Messrs. Willis, Mennen, and Vickar, which met two, one and one times, respectively, during the year ended September 30, 1997.



                                             Current Board of Directors

--------------------------------- ------- ----------------------------------------- --------- ---------- ------------ ------------
              NAME                 AGE             POSITION WITH COMPANY             SINCE      TERM       ENDING        CLASS
              ----                 ---             ---------------------             -----      ----       ------        -----
--------------------------------- ------- ----------------------------------------- --------- ---------- ------------ ------------
William C. Willis, Jr.(11)(12)      46    President, Chief Executive Officer and      1997       One        1998           A
                                          Chairman of the Board of Directors                    Year
--------------------------------- ------- ----------------------------------------- --------- ---------- ------------ ------------
Ronald P. Burd(12)(13)              52    Director                                    1992      Three       1999           B
                                                                                                Years
--------------------------------- ------- ----------------------------------------- --------- ---------- ------------ ------------
David Natan                         45    Vice President, Chief Financial             1995      Three       1999           B
                                          Officer, Secretary and Director                       Years
--------------------------------- ------- ----------------------------------------- --------- ---------- ------------ ------------
G. Jeff Mennen(11)(12)              57    Director                                    1998       Two        2000           C
                                                                                                Years
--------------------------------- ------- ----------------------------------------- --------- ---------- ------------ ------------
L. Kerry Vickar(11)(12)(13)         41    Director                                    1998       One        1998           A
                                                                                                Year
--------------------------------- ------- ----------------------------------------- --------- ---------- ------------ ------------



(11)     Member of the Nominating Committee
(12)     Member of the Compensation Committee.
(13)     Member of the Audit Committee.


Board of Director Resignations

     Mr. Mani Sadeghi, who served on the Company's Board from September 1993 to January 1998 resigned effective January 26, 1998 due to the time constraints of his employment with AT&T Capital Corp. Mr. Vickar, a current nominee, was appointed to fill Mr. Sadeghi's position on the Board. See "Certain Relationships and Related Transactions". Mr. Clinton Lauer, who served on the Company's Board since 1994, resigned effective March 25, 1998 for personal reasons. Mr. Paul Moore, who served on the Company's Board since 1993 resigned effective March 25, 1998 for personal reasons. Mr. David Natan, the Company's Chief Financial Officer since June 1995, was appointed to the Board in April 1998 to fill Mr. Moore's position on the Board. Mr. Stuart Landow, the former Chairman of the Board, resigned effective June 30, 1998.


         The nominees for the election are set forth below. The proxy holders intend to vote all proxies received by them for the nominees for directors listed below unless instructed otherwise. In the event a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below unless instructed otherwise. As of the date of this Proxy Statement, the Board is not aware that any nominee is unable or will decline to serve as a director.

Nominees for Election at the 1998 Annual Meeting


---------------------------- --------- ---------------------------------------- ----------- ---------------- ---------------------
                                              POSITION WITH THE COMPANY
           NAME                AGE                                                SINCE        NEW TERM          TERM ENDING
---------------------------- --------- ---------------------------------------- ----------- ---------------- ---------------------
William C. Willis, Jr.          46     President, Chief Executive Officer and      1997       Three Years            2001
                                       Chairman of the Board of Directors
---------------------------- --------- ---------------------------------------- ----------- ---------------- ---------------------
L. Kerry Vickar                 40     Director                                    1998       Three Years            2001
---------------------------- --------- ---------------------------------------- ----------- ---------------- ---------------------


         WILLIAM C. WILLIS, JR. - Mr. Willis has been President, Chief Executive Officer and a member of the Board since May 1997. Since July 1, 1998, Mr. Willis has served as Chairman of the Board. As President and Chief Executive Officer of the Company, Mr. Willis is responsible for the overall management of the business, with an emphasis on business strategy and long-term planning. Mr.
Willis also actively supervised the marketing of the Company's OSAs and currently actively supervises the marketing of the Company's OSA-IIs. Prior to joining the Company, Mr. Willis was Chairman of Willis & Associates, a management consulting firm assisting small and medium sized technology, health care and consumer products companies. From 1994 to 1995, Mr. Willis was President and Chief Operating Officer of MBf USA, Inc., a marketer and distributor of latex products whose common stock is traded on Nasdaq. From 1990 to 1994, Mr. Willis was President and Chief Executive Officer of Insituform
Technologies, Inc., a state of the art provider of technologies for the reconstruction of pipelines and infrastructure. From 1985 to 1990, Mr. Willis was President of The Paper Art Company, Inc., a subsidiary of The Mennen Company.

         L. KERRY VICKAR - Mr. Vickar was appointed a director of the Company in January 1998. Mr. Vickar has a Bachelor of Law degree from the University of Manitoba and has extensive experience with divestitures, acquisitions, operations and financial re-structuring. Currently, Mr. Vickar is Chairman and Chief Executive Officer of Vickar Industries LLC, which recently acquired two printing companies. In 1994, Mr. Vickar negotiated the sale of Gravure International Corp. to ACX Technologies, Inc., where he remained until 1995 as Executive Vice President and Chief Operating Officer of Flexible Division of Graphic Packaging (a subsidiary of ACX Technologies, Inc.). From 1983 through 1994, Mr. Vickar held various positions, including President and Chief Operating Officer with Gravure International Corp.

Other Board Members

         RONALD P. BURD - Mr. Burd has been a director of the Company since March 1992. From 1984 through the present, Mr. Burd has been President and Chief Executive Officer of the Devereux Foundation. Devereux, founded in 1912, is a nationwide, private, not-for-profit organization that treats individuals of all ages who have a wide range of emotional disorders and/or developmental disabilities. Headquartered in Devon, Pennsylvania, Devereux operates residential, day and community-based treatment programs located in 13 states and the District of Columbia.

         G. JEFF MENNEN - was appointed a director of the Company in October 1997. Currently, Mr. Mennen is President of Peak Management, a consulting firm which he founded in 1989. Also, Mr. Mennen is a Managing Partner of TMF Investment Holdings, a family investment firm. From 1981 until 1992, Mr. Mennen was Vice Chairman of The Mennen Company where he served until that company was sold to Colgate-Palmolive. From 1977 until 1981, Mr. Mennen was President of Mennen International. Mr. Mennen is a director of Corbin, Ltd. and MBf USA, Inc.

         DAVID NATAN - was appointed a director of the Company on April 16, 1998 in order to fill a current vacancy. Currently, Mr. Natan, a CPA, has been Vice President and Chief Financial Officer of the Company since June 1995 and Secretary from August 1997. Mr. Natan previously served on the Company's Board from June 1995 to January 1997. Mr. Natan brings nearly 20 years of management and analytical experience to his responsibilities. Prior to joining the Company, from November 1992 through June 1995, Mr. Natan was Chief Financial Officer of MBf USA, Inc., which is a NASDAQ listed subsidiary of MBf Holdings Berhad, a multi-national conglomerate. From August 1987 through October 1992, Mr. Natan was Treasurer and Controller for Jewelmasters, Inc., an AMEX listed company. Since January 1996, Mr. Natan has been a director of IMX Corporation, a distributor pharmaceutical products whose common stock trades on the Bulletin Board.

Executive Officer Compensation

         The following table sets forth certain summary information concerning the compensation awarded to, earned by, or paid to the Chief Executive Officer and the other four most highly compensated current and former executive officers of the Company whose combined salary and bonus for the fiscal year ended September 30, 1997 exceeded $100,000 (collectively, the "Named Executive Officers") for the years indicated.

                           SUMMARY COMPENSATION TABLE



---------------------------- ---------------------------------------------------------------------- ------------------------------
                                                      Annual Compensation                      Long-Term Compensation
                                     Awards
---------------------------- ------------- ----------------- ------------------- ------------------ ------------------- ---------
            (a)             (b)     (c)           (d)           (e)            (f)                 (g)                (i)
---------------------------- ------------- ----------------- ------------------- ------------------------------------------------
                                                                                                                   Securities
                                                             Other Annual     Restricted         Underlying          All Other
    Name and Principal                                       Compensation        Stock            Option/SARs        Compensation
         Position           Year   Salary($)     Bonus($)     ($)(14)          Award(s)($)          (#)              ($)(15)
---------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
----------------------------------------------------- ------------------- ------------------ ------------------- ----------------
William C. Willis, Jr.      1997  $109,231(16)       $0        $4,369              $0            500,000                $569
President and Chairman of   1996      N/A            N/A         N/A               $0                N/A                 N/A
the Board                   1995      N/A            N/A         N/A               N/A               N/A                 N/A
---------------------------- ------------- ----------------- ------------------- ------------------ ------------------- ----------
David Natan                 1997  $125,000        $25,000      $11,298             $0              7,000              $3,511
Vice President of Finance,  1996  $125,000        $25,000      $10,914             $0             10,000              $5,448
Secretary and Director      1995      N/A            N/A         N/A               N/A               N/A                 N/A
----------------------------------------------------------------------------------------------------------------------------------
FORMER EXECUTIVE OFFICERS
---------------------------- ------------- ----------------- ------------------- ------------------ ------------------- ----------
Stuart Landow               1997  $211,200     $178,405(17)  $15,600(18)            $0                  0             $22,132
Former Chairman of the      1996  $211,200     $238,535(17)  $14,400(18)        $525,000(19)            0             $33,002
Board and President         1995  $202,794     $189,688(17)  $ 7,200                $0                  0             $14,213
---------------------------- ------------- ----------------- ------------------- ------------------ ------------------- ----------
Christer Rosen              1997  $200,000       $25,000       $ 9,454              $0                  0              $2,496
Former Executive Vice       1996  $200,560       $25,000       $19,592(20)          $0                  0              $7,837
President                   1995  $180,940       $25,000       $14,064(20)          $0                  0              $4,419
---------------------------- ------------- ----------------- ------------------- ------------------ ------------------- -----------
Richard Ragan               1997  $194,951         $0          $14,285              $0                  0                  $0
Former President of Top     1996     N/A           N/A            N/A               N/A                N/A                 N/A
Source Instruments, Inc.    1995     N/A           N/A            N/A               N/A                N/A                 N/A
---------------------------- ------------- ----------------- ------------------- ------------------ ------------------- -----------

(14) Amounts consist principally of automobile allowances paid by the Company. The Company's policy is to provide executive officers with an automobile allowance of $600 per month and a maintenance allowance of $400 intended to cover the cost of all other expenses of operating the vehicle such as insurance, maintenance, repairs and gasoline costs.

(15) These amounts, as follows, represent group term life insurance premiums paid by the Company, the Company's match of the Retirement Salary Saving Plan - 401(k) and reimbursement of out-of-pocket medical, dental, etc. expenses not covered by the Company's insurance:

(a) The 1997 group term life insurance premiums were as follows: Mr. Landow $7,919 and Mr. Willis $413.

(b) The 1997 employer match of the Retirement Salary Savings Plan - 401(K) was as follows: Mr. Landow $1,980, Mr. Natan $2,012 and Mr. Rosen $1,378

(c) The 1997 reimbursement of out-of pocket medical and dental expenses not covered by the Company's insurance was as follows: Mr. Landow $12,233, Mr. Willis $156, Mr. Natan $1,499 and Mr. Rosen $1,118.

(16) Mr. Willis' salary is only for the partial year from May 21, 1997 through September 30, 1997.

(17) Pursuant to an employment agreement in fiscal 1995, Mr. Landow received an incentive compensation payment of 1% of net sales totaling $189,688, of which $163,037 had been paid at fiscal year-end and $26,651 was accrued. In fiscal 1997 and 1996, Mr. Landow was paid $178,405 and $238,535, respectively, in incentive compensation payments based on a percentage of net sales as defined in his employment agreement. Included in the fiscal 1996 payments was $27,568 relating to the sale of the United Testing Group, Inc. assets .

(18) Represents $3,600 attributable to the usage of two Company-owned vehicles which Mr. Landow purchased in December 1997.

(19) In prior years Mr. Landow deferred vesting of 100,000 shares that were granted to him in 1990. In July 1996, Mr. Landow agreed to the full vesting of the 100,000 shares, which was valued at $525,000 based on $5.25 per share, the closing stock price of the Company's Common Stock on the AMEX at July 17, 1996, the date of vesting.

(20) Represents $8,792, and $4,407, respectively, in club membership dues paid by the Company on behalf of Mr. Rosen.



                      OPTIONS/SAR GRANTS DURING THE FISCAL YEAR
                            ENDED SEPTEMBER 30, 1997


                                                                                                       Potential Realizable
                                                                                                        Value at Assumed
                                                                                                     Annual Rates of Stock Price
                                                      Individual Grants                            Appreciation for Option Term(21)
--------------------------- -------------------------------------------------------------------- ---------------------------------
           (a)                        (b)                      (c)              (d)        (e)            (f)         (g)
--------------------------- ------------------------ -------------------- ---------------------------------------------- ----------
                           Number of securities       % of Total
                                Underlying           Options/SARs          Exercise
                           options/SARs granted    Granted to employees     or Base       Expiration
           Name                       (#)            in Fiscal Year       Price ($/Share)      Date       5%($)      10%($)
-----------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
--------------------------- ------------------------ ---------------------- --------------------- ---------------------------------
William C. Willis, Jr.               500,000           54.2%                    $2.00      5/21/2007  628,895(22)  1,593,742(23)
--------------------------- ------------------------ ---------------------- --------------------- ------------------------ --------
David Natan                            7,000            .8%                    $1.5625     7/15/2007    6,879(24)     17,432(25)
FORMER EXECUTIVE OFFICERS
--------------------------- ------------------------ ---------------------- --------------------- ------------------------ --------
Stuart Landow                              0            N/A                      N/A          N/A         N/A             N/A
--------------------------- ------------------------ ---------------------- --------------------- ---------------------------------
Christer Rosen                             0            N/A                      N/A          N/A         N/A             N/A
--------------------------- ------------------------ ---------------------- --------------------- ---------------------------------
Richard Ragan                              0            N/A                      N/A          N/A         N/A             N/A
--------------------------- ------------------------ ---------------------- --------------------- ---------------------------------


(21) The values shown are based on indicated assumed annual rates of appreciation compounded annually through the applicable expiration date. Actual gains realized, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall market conditions. There can be no assurances that the values shown on this table will be achieved.

(22)     Represents an assumed market price per share of Common Stock of $3.26.

(23)     Represents an assumed market price per share of Common Stock of $5.19.

(24)     Represents an assumed market price per share of Common Stock of $2.55.

(25)     Represents an assumed market price per share of Common Stock of $4.05.

         The following table sets forth certain information with respect to the exercise of Options to purchase Common Stock and SARs during the fiscal year ended September 30, 1997, and the unexercised Options held and the value thereof at that date, by each of the Named Executive Officers and former officers.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES


------------------------------------------------ ---------------- ----------------------------------- ----------------------------
           (a)                  (b)                      (c)                    (d)                             (e)
------------------------------------------------ ---------------- ----------------------------------- ----------------------------
                                                                                                         Value of Unexercised
                                                                      Number of Securities Underlying       In-the-Money
                                                                       Unexercised Options/SARs at          Options/SARs
                                                                           Fiscal Year End (#)          at Fiscal Year End ($)(26)
----------------------- ------------------------ --------------             ---------- ------------------------ ------------------
                            Shares Acquired
                              on Exercise       Value Realized
           Name                 (#)(27)             ($)             Exercisable    Unexercisable    Exercisable Unexercisable
-----------------------------------------------------------------------------------------------------------------------------------
--------------------------- -------------------------------------------------------------------------- ----------------------------
William C. Willis, Jr.            0                   N/A                 0                500,000       $0            $0
--------------------------- ----------------------------------------------------------------------- -------------------------------
David Natan                       0                   N/A                88,125             22,625       $0        $3,063
-----------------------------------------------------------------------------------------------------------------------------------
FORMER EXECUTIVE OFFICERS
--------------------------- -------------------------------------------------------------------------------------------------------
Stuart Landow                     0                   N/A               600,000                0         $0            $0
--------------------------- -------------------------------------------------------------------------------------------------------
Christer Rosen                    0                   N/A               500,000                0      $735,000         $0
--------------------------- -------------------------------------------------------------------------------------------------------
Richard Ragan                     0                   N/A                  0                   0         $0            $0
--------------------------- -------------------------------------------------------------------------------------------------------

(26) Based on the difference between the closing market price of the Company's Common Stock on the AMEX at September 30, 1997 of $2.00 and the Option exercise price.

(27)     All Options were granted at 100% of fair market value.

Executive Compensation Agreements
WILLIAM C.  WILLIS, JR.
         In May 1997, the Company entered into an employment agreement with William C. Willis, Jr., its then new President and Chief Executive Officer of the Company. The term of this employment agreement is three years through May 21, 2000 ("Employment Period"). The employment agreement provides for a base salary of $300,000 ("Annual Base Salary"). Effective July 1, 1998 Mr. Willis' Annual Base Salary increased to $315,000. Mr. Willis receives an automobile allowance of $600 per month and an automobile maintenance and gasoline allowance of $400 per month. Mr. Willis shall also be eligible to receive a cash bonus ("Performance Bonus") as described below for each successive period of four fiscal quarters (prorated for any partial period) during the Employment Period, as defined in the employment agreement, in an amount of between zero and 100% of the Annual Base Salary. The Performance Bonus, if any, for each successive four-quarter period shall be paid within 60 days after the end of such period. The Performance Bonus shall consist of the following two components:

         (A) The first component of the Performance Bonus shall be an amount of between zero and 50% of the Annual Base Salary based on the Company meeting annual earnings per share targets of between $.01 and $.05 as defined in the employment agreement.

         (B) The second component of the Performance Bonus shall be an amount of between zero and 50% of the Annual Base Salary based on the Company achieving five annual performance based targets for each period of four fiscal quarters during the Employment Period. As of September 30, 1997, Mr. Willis had not earned any Bonuses. In June 1998, the Company granted Mr. Willis 100,000 Options initially exercisable over a three-year term at $.875 per share in exchange for his waiving his earned Performance Bonus of approximately $127,500.

         The earnings per share targets and five performance based targets for each succeeding four quarter period during the Employment Period shall be reset and established annually by the Compensation Committee.

         In addition to the payments provided above, on May 21, 1997, the Compensation Committee granted to Mr. Willis Options to purchase 500,000 shares of the Company's Common Stock exercisable at $2.00 per share vesting annually in equal increments of 100,000 Options over a three-year term commencing in May 1998. Additionally, 100,000 Options will become exercisable if the closing price for the Company's Common Stock is $7.00 per share or higher for 30 consecutive trading days and 100,000 Options will become exercisable if the closing price for the Company's Common Stock is $9.00 per share or higher for 30 consecutive trading days; provided, however, that the vesting of such Options shall be accelerated in the event of a change in control.

         Also, under the terms of the employment agreement, Mr. Willis was given a one-time $45,000 moving allowance to cover his out-of-pocket expenses associated with the sale of his home and his relocation to the Florida area. In addition, the Company agreed to pay Mr. Willis' federal income tax liability associated with any reimbursement he would receive from the Company. For the period from October 1, 1997 through December 31, 1997, Mr. Willis was reimbursed $45,000 by the Company for out-of-pocket expenses and was credited with $26,942 in federal income tax paid on his behalf by the Company.

         In the event Mr. Willis' employment is terminated by the Company for other than cause, death or disability or Mr. Willis terminates his employment for good reason, all as defined in his employment agreement, the Company is obligated to pay Mr. Willis (1) his annual base salary for 12 months, (2) a lump cash sum paid within 30 days equal to accrued obligations consisting of any owed but unpaid Performance Bonus, vacation pay and other monetary payments Mr. Willis was entitled to on the date of his termination, and (3) continued medical coverage for Mr. Willis and his dependents for 12 months following termination.

         Effective in August 1997, the Company began providing Mr. Willis with a $1,000,000 life insurance policy.

DAVID NATAN

         Mr. David Natan, Vice President and Chief Financial Officer, joined the Company on June 30, 1995 at an annual salary of $125,000. In August 1998, Mr. Natan's salary was increased to $135,000. He also receives pursuant to an employment agreement, a car allowance of $600 per month and an automobile maintenance and gasoline allowance of $400 per month. Mr. Natan received performance based bonuses of $25,000 in December 1996 and August 1997, respectively. In January 1997, Mr. Natan's employment agreement was amended to provide for 12 months of severance benefits which include salary, medical and dental benefits in the event of a qualifying termination of Mr. Natan, defined as (1) a material adverse change to his job duties and responsibilities; (2) a material reduction in his salary, compensation or eligibility to participate in Company benefit programs; or (3) an unwilling relocation to a location greater than 50 miles away from his current work location. In July 1997, Mr. Natan was granted 7,000 Options to purchase the Company's Common Stock exercisable at $1.5625 per share, all of which are vested and exercisable. In January 1998, in order to compensate Mr. Natan, the Company granted him new Options in exchange for cancellation of higher priced mostly vested Options as follows:


---------------------------------- ------------------------- ----------------------- -------------------------------
                                          Number of                                         Number Vested or
                                           Options               Exercise Price              Vesting Period
---------------------------------- ------------------------- ----------------------- -------------------------------
Cancelled Options                           93,750                   $6.94                       78,175
                                            10,000                   $7.75                       10,000
---------------------------------- ------------------------- ----------------------- -------------------------------
New Grant                                   75,000                   $3.00                     37,500(28)
                                            50,000                   $1.375                    8,333(29)
---------------------------------- ------------------------- ----------------------- -------------------------------


     (28) The balance vest on December 31, 1998 subject to continued employment with the Company.

     (29) The Options vest in accordance with the Company's standard policy of equal semi-annual vesting over a three-year period.


     Also, in July 1998 Mr. Natan was granted 50,000 Options exercisable at $1.00 per share. Effective in December 1997, the Company began providing Mr. Natan with a $1,000,000 life insurance policy.

Termination/Resignation Executive Compensation

         Effective June 30, 1998, Mr. Stuart Landow resigned as Chairman of the Board and as an employee. Pursuant to a 1993 employment agreement, as modified, he is receiving Severance, as defined, of 30 months compensation. He waived six months of Severance or approximately $195,000. In exchange for this waiver and Mr. Landow agreeing to increase the exercise price of 200,000 Options, the Company extended the term of all 600,000 Options held by Mr. Landow for two years. See "Certain Relationships and Related Transactions" and "Report on Executive Compensation by the Compensation and Stock Option Committees - Former Executive Officers".

     Mr. Richard Ragan acted as President of TSI from October 1996 through June 1997. Pursuant to his employment agreement Mr. Ragan received severance compensation of $83,333. See "Report on Executive Compensation by the Compensation and Stock Option Committees - Former Executive Officers".

Retirement Salary Savings Plan

         In October 1993, the Company established a 401(k) Retirement Salary Savings Plan (the "Plan"). All current employees, including executive officers, were eligible to participate as of October 1, 1993. Any individuals employed thereafter must complete three months of service to meet the eligibility requirements. Employees may voluntarily contribute from 1% to 15% of their pay each plan year although certain requirements may limit the contribution levels of highly compensated employees. During fiscal 1997, the Company contributed matching dollars equal to 25% of every dollar invested in the Plan on the first 6% of salary savings. The cost the Company incurred for matching employee contributions and administrative costs during fiscal 1997 was approximately $41,637. The Plan provides that the Company's matching contribution may change from year to year and that the Company may declare additional matching dollars at year-end. All employees hired after October 1, 1993 vest ratably over a five-year term. Any forfeited non-vested amounts contributed are used to reduce required Company matching contributions.

Repricing of Options

         In September 1997, on a one-time basis the Company offered its non-management employees holding less than 1,500 Options and those holding more than 1,500 Options the right to cancel higher priced Options and receive fewer new Options exercisable at $2.00 per share, at a ratio of 1-to-2 and 1-to-4, respectively. At the time the Board granted the repriced Options the Company's stock was selling at $1.875 per share; accordingly the Options were repriced at a premium of $.125 over market price. The new Options vested 50% on March 25, 1998 and the remainder vest September 25, 1998, subject to the employee's continued employment with the Company on the vesting dates. The Company also cancelled 103,750 Options above fair market value held by its Chief Financial Officer, Mr. David Natan and regranted to Mr. Natan 75,000 new Options exercisable at $3.00 per share which was $1.625 above market value as of the date of the action taken by the Board and 50,000 new Options exercisable at $1.375 per share. Mr. Natan's $3.00 Options were priced at a premium over market price of $1.625.

Report on Executive Compensation by the Compensation and Stock Option Committees

         The primary objective of the compensation policy of the Company is to align executive compensation in a way that will encourage enhanced stockholder value, while concurrently allowing the Company to attract, retain and satisfactorily reward all employees who contributed to the Company's long-term growth and economic success. The main principles of the compensation program are
(1) the development of incentive plans, (2) the attainment of both the Company's short-term and long-term growth operational goals and strategic initiatives (3) the development of competitive compensation packages that will enable the Company to attract retain and motivate high caliber employees without depleting the Company's resources, and (4) to provide incentives to the Company's executives and other employees to share in appreciation of the price of the Company's Common Stock, thereby aligning their interests with those of the Company's stockholders. The compensation program for Company's executives includes an annual based salary, appropriate fringe benefits, some of which are standard Company policy for all employees and some of which may be negotiated for management, the potential for an annual cash bonus and grants of long-term stock option incentives, which in the case of the Company's Chief Executive Officer, are in large part performance based.

         During fiscal 1997, the Company initiated a company-wide restructuring which included number of executive management changes, the most significant of which was naming William C. Willis, Jr. as President and Chief Executive Officer on May 21, 1997 after an extensive search by the Company's Board. Mr. Stuart Landow, the Company's former President and Chief Executive Officer remained with the Company as its Chairman of the Board and devoted his time to special projects until his resignation effective June 30, 1998.

Chief Executive Officer

WILLIAM C. WILLIS, JR.

         Mr. Willis' compensation negotiated package was finalized after extensive discussions by the Compensation Committee with the assistance of Korn/Ferry International, a leading international search firm which specializes in the placement of high level senior executives. Mr. Willis' package meets the Company's compensation goals as stated above. The Compensation Committee believes that Mr. Willis' initial base salary at $300,000 (now $315,000), his bonus and Option incentives represent compensation commensurate to attract an executive of Mr. Willis's experience and background. At the same time his
agreement   ties  a  large  portion  of  any  future  bonus  payment  or  Option appreciation to performance. The number of Options granted to Mr. Willis (500,000) was not based on any formula or general Company policy. However, the terms of the grant, which provides for automatic vesting of 300,000 of the Options over a three-year period and vesting of the remaining 200,000 Options based on the Company's Common Stock reaching and remaining at a specific price, is in accordance with the Company's goal of creating a financial incentive for executives to increase stockholder value. Similarly, a large portion of his Performance Bonus is tied to future profitability. By meeting certain performance targets, Mr. Willis was entitled to a $127,500 bonus through May 1998. At his suggestion, the Compensation Committee agreed to issue him 100,000 Options exercisable at $.875 per share which was the fair market value of the Company's Common Stock. No compensation has been accrued relating to these options for the period ended June 30, 1998 as the amount is not material. See
"Executive Compensation Agreements". Issuance of the Options conserved the Company's cash and furthered the goal of creating a long-term equity incentive.

Current Executive Officer

DAVID NATAN

         In July 1997, Mr. Natan, the Company's Chief Financial Officer, was granted 7,000 Options at $1.56 per share all of which vested and became exercisable on July 15, 1998. Additionally, in August 1997 Mr. Natan received a discretionary bonus of $25,000. Mr. Natan was awarded this bonus in recognition of his efforts in the securing of the NationsCredit financing for the Company on favorable terms in July 1997, his successful financial and management restructuring of the Company and to compensate him for additional responsibilities undertaken by him upon completion of the restructuring.

Former Executive Officers

STUART LANDOW

         As previously described, on July 1, 1997, Mr. Landow agreed to waive a potential breach in his employment contract until July 1, 1998, which could have been triggered with the hiring of Mr. Willis. Under this standstill agreement, the Company continued the terms of Mr. Landow's employment agreement except that it modified the measuring year for Mr. Landow's benefit. As described above, in June 1998, Mr. Landow entered into a modified agreement. See "Termination/Resignation Executive Compensation" and "Certain Relationships and Related Transactions".

CHRISTER ROSEN

         In July 1997 as part of the Company-wide restructuring, Mr. Christer Rosen resigned as Executive Vice President and Secretary of the Company. Concurrent with his resignation, the Company and Mr. Rosen entered into a 13-month agreement to ensure Mr. Rosen's availability to provide consulting services and work for the Company and work on special projects as assigned by Mr. Willis. The intent of this consulting agreement was to ensure that Mr. Rosen's long established contacts in the Detroit, Michigan OEM market continued to benefit the Company. The consulting agreement expired on August 14, 1998. The Company paid Mr. Rosen monthly compensation of $16,667.

RICHARD RAGAN

         Mr. Richard Ragan resigned as President of TSI in June 1997 to pursue other interests. In order to attract qualified individuals to work for the Company and to create a competitive compensation package with the marketplace, the Company's long established policy is to provide for severance payments to its executive officers in the event of termination, or in some cases for resignations. During fiscal 1997, Mr. Ragan received $50,000 in severance and an additional $33,333 was paid for the period October 1, 1997 through December 15, 1997.

         This report is submitted by the following Compensation Committee members.

         William C. Willis, Jr.
         G. Jeff Mennen
         L. Kerry Vickar


Performance Graph

         The following Performance Graph assumes that $100 was invested in the Company, the AMEX Market Index and the Peer Group Index on October 1, 1992. Information on prices at which the Company's Common Stock traded prior to that date are not readily available. The Performance Graph further assumes all dividends were reinvested. However, the Company has never paid any dividends.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                     OF COMPANY, PEER GROUP AND BROAD MARKET

TOP SOURCE TECHNOLOGIES, INC.  -  PEER GROUP  - BROAD MARKET

         COMPANY           1992     1993    1994     1995     1996     1997
         -------           ----     ----    ----     ----     ----     ----

Top Source
Technologies, Inc....      100     200.00    430.77    542.31 288.46  123.08

Peer Group .........       100     165.91    149.30    187.72 228.85  310.13

Broad Market .........     100     117.39    119.64    144.16 150.03  182.45

The Broad Market Index chosen was:
         American Stock Exchange

The Peer Group is made up of the following securities:

         Gentex Corp.
         Johnson Controls, Inc.        Source: Media General Financial Services
         Magna Internat Inc.                     P. O. Box 85333e
                                                 Richmond, VA  23293
                                                 Phone: 1-800-446-7922
                                                 Fax:  1-804-649-6097

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In 1993, Mr. Stuart Landow, the former President and Chairman of the Company entered into a five-year employment agreement with the Company. Pursuant to that employment agreement, if Mr. Landow were terminated without cause or if he resigned for "good reason", as defined in the agreement, the Company was obligated to pay Mr. Landow base and incentive compensation together with medical, life and disability insurance benefits for three years (the "Severance"). When Mr. Willis became President in May 1997, Mr. Landow could have evoked the good reason clause of his employment agreement. However, in order to provide continuity and stability to the Company, Mr. Landow entered into a one-year standstill agreement with the Company effective July 1, 1997. Pursuant to that agreement, Mr. Landow remained employed with the Company for the same compensation as his 1993 employment agreement except that the incentive payments were calculated based on the revenues of the Company for the 12-month period beginning July 1, 1996 (a higher 12-month period than anticipated for the next 12 months). In June 1998, the Company and Mr. Landow modified the standstill agreement with Mr. Landow agreeing to resign as an employee and Chairman of the Board effective June 30, 1998. Pursuant to this modified agreement, Mr. Landow waived approximately $195,000 of the total compensation he was entitled to during the three-year period ending June 30, 2001 by reducing the 36-month term of the Severance to 30-months. At the same time, the Company increased the exercise price of 200,000 of Mr. Landow's Options from $2.06 to $3.56 per share in exchange for extending the exercise period of all 600,000 of Mr. Landow's vested Options for two years until July 1, 2001. Additionally, the modified agreement provides that Mr. Landow shall repay the Company approximately $105,000 he previously borrowed, together with 9% per annum interest, over the 30-month term that Mr. Landow receives Severance payments. The Company is entitled to deduct the monthly installments from Mr. Landow's monthly Severance compensation payments. During the fiscal year ended September 30, 1998, the Company paid Mr. Landow an aggregate of $102,913 in Severance net of $11,765 that was offset as partial payment of the $105,000 loan.

         During fiscal 1997, Mr. Landow borrowed $75,000 from the Company. He issued the Company a three-year 9% promissory note. In addition, during fiscal 1997, Mr. Landow was allowed to borrow and partially repay varying amounts from the Company as long as this indebtedness to the Company did not exceed a cap of $30,000. Mr. Landow paid interest on these borrowings at the rate of 9% per annum. Both of these loans comprise the $105,000 Mr. Landow is repaying monthly over the 30-month term of his Severance payments.

     In December 1997, Mr. Landow purchased two used vehicles from the Company for $30,000 which approximated their fair market value at the date of this transaction.

         On June 9, 1995, the Company sold $3,020,000 in Notes to advisory clients of Mellon. The Notes are subject to an indebtedness to equity ratio that cannot exceed 1.5 to 1.0. As of June 30, 1998, the Company was in compliance with the ratio as the result of receiving the initial payment of $1,450,000 from the Buyer. However, due to the Company's historic losses and due to the uncertainty on the timing of OSA revenues, there is a possibility that the Company will exceed this ratio in the future. In order to assure it would not violate the covenant, in January 1998, G. Jeff Mennen, a director of the Company, agreed to infuse sufficient capital into the Company to maintain compliance of this ratio through October 1, 1998 or refinance the Notes. In consideration for this guarantee, the Company issued to Mr. Mennen 50,000 10-year warrants exercisable at $2.00 per share and agreed to register the underlying shares of Common Stock at its sole expense.

     In June 1997, the Company lent its President, Mr. William C. Willis, Jr., $30,000 evidenced by a three-year 9% promissory note. Interest has been paid quarterly through June 30, 1998. On June 6, 1998, Mr. Willis voluntarily repaid $5,000 of his loan.

                       PROPOSAL 3. APPOINTMENT OF AUDITORS

         Arthur Andersen LLP ("Arthur Andersen"), independent public accountants, currently acts as the independent auditors of the Company. Unless directed to vote no, proxies being solicited will be voted in favor of the election of Arthur Andersen as independent auditors for the Company's fiscal year ended September 30, 1998. Arthur Andersen acted as auditors for the Company for the fiscal year ended September 30, 1997. A representative of Arthur Andersen will be present at the meeting, be available to respond to appropriate questions, and have the opportunity to make statements should they desire to do so.

         Ratification of the appointment of Arthur Andersen as the Company's independent accountants for fiscal 1998 will require the affirmative vote of at least a majority of the shares of the Company's Common Stock represented in person or by proxy at the annual meeting and entitled to vote. Proxies solicited by management will be voted for the proposal unless instructed otherwise.

                            PROPOSAL 4. OTHER MATTERS

Proposals

         The Board has no knowledge of any other matters which may come before the meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

         If you do not plan to attend the meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are unable to attend the meeting, at your request, the Company will cancel the proxy.

Stockholders' Proposals

         Any stockholder of the Company who wishes to present a proposal to be considered at the 1999 Annual Meeting of the stockholders of the Company and who wishes to have such proposal presented in the Company's proxy statement for such meeting must deliver such proposal in writing to the Company no later than November 30, 1998. In addition, the Company's by-laws preclude a stockholder from otherwise introducing business unless less than 75 days notice is given to the Company of the meeting (or prior public disclosure of the date of the meeting) (collectively the "Notice Date") in which event notice must be given to the Company within 15 days of such Notice Date.

         The Company will furnish, without charge to any stockholder submitting a written request a copy of the Company's annual report on Form 10-K/A No.3 as filed with the Commission including financial statements and schedules thereto. Such written request should be directed to Maggie DeLutri, Corporate Communications Coordinator, 7108 Fairway Drive, Suite 200, Palm Beach Gardens, Florida, 33418.

                               By the Order of the Board of Directors


                                /s/David Natan
                                David Natan
                                Vice President, Chief Financial Officer
                                and Secretary

                                   APPENDIX A


Incorporated by reference to the Asset Purchase Agreement by and among Top Source Technologies, Inc., Top Source Automotive, Inc., NCT Audio Products, Inc. and Noise Cancellation Technologies, Inc.

                                 APPENDIX A - 1


           AMENDMENT TO ASSET PURCHASE AGREEMENT DATED OCTOBER 7, 1998



October 7, 1998                             VIA FACSIMILE  - (203) 348-4106


Michael J. Parrella
President
NCT Audio Products, Inc.
One Dock Street
Suite 300
Stamford, CT  06902

1.       RE:      NCT Audio / Top Source Automotive Transaction

Dear Mike:

     This letter agreement amends the Asset Purchase Agreement (the "Agreement") entered into as of August 14, 1998 by and among Top Source Technologies, Inc. (the "Company"), Top Source Automotive, Inc. ("TSA"), NCT Audio Products, Inc. (the "Buyer") and Noise Cancellation Technology, Inc. (the "Guarantor") by (i) requiring the Buyer to pay all $10,000,000 in cash and thereby eliminating the note; (ii) eliminating the Guarantor's guarantee of the Earn-Out, as defined in the Agreement, and thereby deleting the Guarantor as a party to the Agreement; and (iii) eliminating the option or other right to receive payment of the Earn-Out in Common Stock of the Buyer. In all other respects, the Agreement is ratified and confirmed.

     Please confirm your agreement to the above terms by signing in the places indicated below.

Very truly yours,

/s/David Natan
David Natan
Vice President and CFO

DN/mtd




We hereby agree to the foregoing amendment.


NCT Audio Products, Inc.            Noise Cancellation Technology, Inc.


By /s/Michael J. Parrella              By    /s/Michael J. Parrella
   ---------------------------             -----------------------------
         Michael J. Parrella                       Michael J. Parrella
         President                                 President

                                   APPENDIX B

                             FAIRNESS OPINION LETTER

August 20, 1998

Board of Directors
Top Source Technologies, Inc.
7108 Fairway Dr., Suite 200
Palm Beach Gardens, FL  33418

Gentlemen:

The Board of Directors of Top Source Technologies, Inc., "Top Source" or the "Parent"), has requested our opinion as to the fairness, from a financial point of view, to the Top Source stockholders, of the consideration to be paid in connection with the proposed sale of its wholly-owned subsidiary, Top Source Automotive ("TSA" or the "Company"), to NCT Audio Products, Inc. ("NCT Audio" or the "Acquiror").

You have advised us that, pursuant to that certain Agreement, dated August 14, 1998 (the "Agreement") by and among Top Source, TSA, NCT Audio and Noise Cancellation Technologies, Inc. (the "Guarantor) NCT Audio will purchase 100% of the assets (the "Assets") and assume substantially all of the liabilities of TSA for a total of $10.0 million consisting of a non-refundable deposit of $1.45 million paid to TSA on June 10, 1998, $2.05 million paid into escrow on July 30, 1998 and the balance of $6.5 million due by March 31, 1999. Of this $6.5 million at least $4.0 million must be in cash and the balance may be in the form of a 12% secured promissory note due March 31, 1999 (the "Buyer's Note"). If the Company's stockholders approve the Proposed Transaction, the $2.05 million in escrow shall be paid to the Company, and the Buyer will become the owner of 20% of the outstanding common stock; if the Proposed Transaction is not approved, the $2.05 million will be returned to the Buyer and it will become the owner of 14.5% of TSA's common stock. If the Proposed Transaction fails to close by March 31, 1999, the Company will be free to attempt to find another purchaser of TSA and the Buyer will be obligated to sell its TSA shares to any such purchaser on the same terms and conditions as the Company receives for its TSA Common Stock. However, if the Proposed Transaction does not close by December 31, 1998, the Buyer has a one week option to cancel its exclusive right to purchase the Assets of TSA and as consideration for such cancellation receive an additional 15% of TSA Common Stock. The total payment of $10.0 million for the foregoing transactions contemplated by the Agreement is hereinafter referred to collectively as the "Transaction

Morgan Keegan     - Fairness Opinion Page 2



Consideration,"   and  the  transactions   contemplated  by  the  Agreement  are
hereinafter collectively referred to as the "Transaction."

Morgan Keegan & Company, Inc. ("Morgan Keegan"), as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for various purposes.

In our review and analysis and in arriving at our opinion, we have (1) held discussions with various members of management and representatives of Top Source, TSA and NCT Audio concerning historical and current operations, financial condition and future prospects; (2) reviewed historical consolidated financial and operating data that was publicly available or furnished to us by TSA; (3) reviewed internal financial analyses, financial and operating forecasts, reports and other information prepared by officers and representatives of TSA; (4) reviewed certain publicly available information with respect to certain other companies that we believe to be comparable to TSA and the trading markets for such other companies' securities; (5) analyzed the value of projected cash flows of TSA; (6) reviewed certain publicly available information concerning the terms of certain other transactions that we deemed relevant to our inquiry; and (7) reviewed the Agreement.

In our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided to us or publicly available and have assumed and relied upon the accuracy and completeness of the representations and warranties contained in the Agreement. We have not been engaged to, and have not independently attempted to, verify any of such information. With respect to the financial and operational forecasts made available to us by the management of TSA as used in our analysis, we have assumed that such financial and operational forecasts, including those relating to the acquisition of additional contracts with automobile original equipment manufacturers, and new after market opportunities have been reasonably prepared on bases reflecting the best currently available estimates and judgments of TSA's and Top Source's management as to the matters covered thereby. We have not been engaged to assess the achievability of such projections or the assumptions on which they were based and express no view as to such projections or assumptions. In addition, we have not conducted a physical inspection or appraisal of any of the assets,


Morgan Keegan   -    Fairness Opinion Page 3




properties or facilities of TSA nor have we been furnished with any such evaluation or appraisal.

It should be noted that this opinion is based on economic and market conditions and other circumstances existing on, and information made available as of, the date hereof and does not address any matters subsequent to such date, including the prices at, or trading range within which, the Top Source shares may trade following the date of this letter. In addition, our opinion is, in any event, limited to the fairness, as of the date hereof, from a financial point of view, of the Transaction Consideration to be paid pursuant to the Agreement and does not address the underlying business decision to effect the Transaction or any other terms of the Transaction. We have also assumed that the conditions precedent to the parties' obligations to consummate the Transaction as set forth in the Agreement would be satisfied and that the Transaction would be consummated on a timely basis in the manner contemplated by the Agreement. We express no opinion whatsoever as to the contingent additional payments of up to $6.0 million contemplated by the Agreement (the "Earn-Out") and we have not included the Earn-Out in the Transaction Consideration for purposes of our delivery of this opinion.

Our services in connection with the Transaction have included providing financial advisory services to Top Source in connection with rendering this opinion to the Board of Directors of Top Source. We will receive a fee for our financial advisory services and for rendering this opinion, and Top Source has also agreed to indemnify us under certain circumstances.

It is understood that this opinion is not to be quoted or referred to, in whole or in part (including excerpts or summaries), in any filing, report, document, release or other communication used in connection with the Transaction (unless required to be quoted or referred to by applicable regulatory requirements), nor shall this opinion be used for any other purposes, without our prior written consent, which consent shall not be unreasonably withheld. Our opinion is directed to the Board of Directors of Top Source and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote at any proposed Stockholders' meeting held in connection with the Transaction.

Morgan Keegan   -   Fairness Opinion Page 4



Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof, the Transaction Consideration to be paid in connection with the Transaction is fair, from a financial point of view, to the Company's stockholders.

Yours very truly,


MORGAN KEEGAN & COMPANY, INC.

/acs

                                    EXHIBIT 1


     Incorporated by reference to the Company's annual report on Form 10-K/A No. 3 For The Year Ended September 30, 1997

                                    EXHIBIT 2


     Incorporated by reference to the Company's quarterly report on Form 10-Q For The Quarter Ended June 30, 1998

                                    EXHIBIT 3



                          TOP SOURCE AUTOMOTIVE, INC.

                              FINANCIAL STATEMENTS
                                   (UNAUDITED)

                           TOP SOURCE AUTOMOTIVE, INC.


                                      INDEX






                              Financial Statements


                                                                      Page

                 Balance Sheets as of June 30, 1998,
                 September 30, 1997 and September 30, 1996
                (unaudited)............................................. 1

                 Statements of Operations for the Nine months ended
                 June 30, 1998 and 1997, and the Years Ended
                 September 30, 1997, 1996 and 1995(unaudited)............2

                 Statements of Cash Flows for the Nine months ended
                 June 30, 1998 and 1997, and the Years Ended
                 September 30, 1997, 1996 and 1995 (unaudited)...........3


                 Notes To Financial Statements (unaudited)...............4-8



                                               TOP SOURCE AUTOMOTIVE, INC.
                                              BALANCE SHEETS (UNAUDITED)

                                                                     June 30,            September 30,      September 30,
ASSETS                                                                 1998                1997                 1996
---------------------------------------------------------------------------------------------------------------------------
Current Assets:
  Accounts receivable trade                                           $ 1,663,844         $ 2,198,633          $ 3,469,977
  Inventories                                                             540,251             764,788              470,911
  Prepaid expenses                                                         50,193              64,552              134,535
  Other                                                                    24,436              37,619               48,984
---------------------------------------------------------------------------------------------------------------------------

Total current assets                                                    2,278,724           3,065,592            4,124,407

Property and equipment, net                                               288,898             456,938              519,594
Manufacturing and distribution rights, net                                144,966             157,013              199,720
Deferred income tax assets, net                                                 -                   -              109,074
---------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                          $ 2,712,588         $ 3,679,543          $ 4,952,795
-----------------------------------------------------------------=================----================-----================
LIABILITIES AND STOCKHOLDERS' EQUITY
---------------------------------------------------------------------------------------------------------------------------
Current Liabilities:
  Accounts payable                                                      $ 435,314           $ 615,420          $ 1,236,197
  Accrued liabilities                                                      32,977             261,969              255,221
Total current liabilities                                                 468,291             877,389            1,491,418
Commitments and contingencies (Note 6 )
Stockholders' equity:
  Common stock-$.10 par value, 1,000 shares authorized,
    issued and outstanding in 1998, 1997 and 1996, respectively               100                 100                  100
  Additional paid-in capital                                              394,821             394,821              394,821
  Retained earnings                                                     5,751,808           5,024,029            3,220,629
  Receivable from Parent                                               (3,902,432)         (2,616,796)            (154,173)
-----------------------------------------------------------------=================----================-----================

Total stockholders' equity                                              2,244,297           2,802,154            3,461,377

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $ 2,712,588         $ 3,679,543          $ 4,952,795
-----------------------------------------------------------------=================----================-----================

The accompanying notes to financial statements are an integral part of these statements.


-----------------------------------------------------------------------------------------------------------------------------------
                           TOP SOURCE AUTOMOTIVE, INC.
                     - STATEMENTS OF OPERATIONS (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------


                                     Nine               Nine               Year               Year               Year
                                    Months             Months             Ended              Ended              Ended
                                    Ended              Ended            September 30,      September 30,     September 30,
                                June 30, 1998       June 30, 1997           1997               1996               1995
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Product sales                       $8,952,308        $13,859,582        $16,580,270        $16,102,523        $13,893,459
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Cost of product sales                6,010,274          9,081,447         11,197,664         10,749,431          8,739,691
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Gross profit                         2,942,034          4,778,135          5,382,606          5,353,092          5,153,768
-----------------------------------------------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  General and administrative           515,317            447,702            674,265            660,198            447,072
----------------------------------------------------------------------------------------------------------------------------------
  Selling and marketing                330,888            234,690            354,136            369,292            278,572

-----------------------------------------------------------------------------------------------------------------------------------
  Overhead allocation from parent      825,000            825,000          1,100,000          1,100,000          1,100,000
-----------------------------------------------------------------------------------------------------------------------------------
  Depreciation and amortization         51,578             59,060             76,573             94,080             79,085
-----------------------------------------------------------------------------------------------------------------------------------
  Restructuring expense                      -                -               51,433              -                   -
-----------------------------------------------------------------------------------------------------------------------------------
  Research and development              27,968             19,056             35,038             35,689             19,810
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                       1,750,751          1,585,508          2,291,445          2,259,259          1,924,539
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Income from operations               1,191,283          3,192,627          3,091,161          3,093,833          3,229,229
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Other income (expense):
---------------------------------------------------------------------------------------------------------------------------------
  Interest income                          306                946              1,208              2,489                  -

  Interest expense                      (1,349)            (2,014)            (2,660)            (1,805)                 -
---------------------------------------------------------------------------------------------------------------------------------
  Other income (expense), net          (25,170)           (35,461)            (4,143)            44,775              2,216
---------------------------------------------------------------------------------------------------------------------------------
Net other income (expense)              (26,213)           (36,529)            (5,595)            45,459              2,216
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Income before income taxes           1,165,070          3,156,098          3,085,566          3,139,292          3,231,445
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Income tax expense                    (437,291)        (1,112,347)        (1,282,166)        (1,242,359)        (1,158,691)
---------------------------------------------------------------------------------------------------------------------------------
--------------------------------===============----===============----=====================================================------
Net income                           $ 727,779        $ 2,043,751        $ 1,803,400        $ 1,896,933        $ 2,072,754
--------------------------------===============----===============----=====================================================------


The accompanying notes to financial statements are an integral part of these statements.

                                        2


                                                   TOP SOURCE AUTOMOTIVE, INC.


                                               STATEMENTS OF CASH FLOWS (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Nine             Nine              Year             Year              Year
                                                   Months           Months            Ended             Ended            Ended
                                                    Ended            Ended          September 30,     September 30,   September 30,
                                                June 30, 1998    June 30, 1997           1997             1996            1995
                                                --------------   --------------    ------------------------------------------------
                                                --------------   --------------    ------------------------------------------------
OPERATING ACTIVITIES:
    Net income                                      $ 727,779      $ 2,043,751      $ 1,803,400       $ 1,896,933      $ 2,072,754
    Adjustments to reconcile net income to
       net cash used in operating activities:
    Depreciation                                      214,010          243,929          323,444           339,783          188,189
    Amortization                                       34,787           34,042           45,413            44,737           42,119
    Disposal of equipment                               1,730           77,343           33,788            23,722           34,465
    Decrease in deferred tax asset                        -                 -           109,074              -                 -
    Decrease (increase) in accounts receivable, net   534,789         (419,220)       1,271,344          (690,613)        (345,833)
    Decrease (increase) in inventories                224,537         (133,847)        (293,877)           (2,742)        (111,671)
    Decrease (increase) in prepaid expenses            14,359           65,836           69,983           (89,660)         (22,851)
    Decrease (increase) in other current assets        13,183            5,807           11,365           (23,821)          (4,318)
    Increase (decrease) in accounts payable          (180,106)           2,811         (620,777)          330,267         (291,732)
    Decrease (increase) in accrued liabilities       (228,992)        (149,952)           6,748            47,881          188,292
                                                --------------   --------------    ------------------------------------------------
                                                --------------   --------------    ------------------------------------------------
Net cash provided by operating activities           1,356,076        1,770,500        2,759,905         1,876,487        1,749,414
                                                --------------   --------------    ------------------------------------------------
                                                --------------   --------------    ------------------------------------------------

INVESTING ACTIVITIES:
    Purchases of property and equipment, net          (47,700)        (321,272)        (357,940)         (516,968)        (778,804)
    Reimbursement of tooling costs                      -                 -              63,364           465,222              -
    Additions to patent costs, net                    (22,740)          (2,705)          (2,706)          (14,787)         (31,202)
                                                --------------   --------------    ------------------------------------------------
                                                --------------   --------------    ------------------------------------------------
Net cash used in investing activities                 (70,440)        (323,977)        (297,282)          (66,533)        (810,006)
                                                --------------   --------------    ------------------------------------------------
                                                --------------   --------------    ------------------------------------------------

FINANCING ACTIVITIES:
    Increase in receivable from parent             (1,285,636)      (1,446,523)      (2,462,623)       (1,809,954)        (939,408)
                                                --------------   --------------    ------------------------------------------------
                                                --------------   --------------    ------------------------------------------------
Net cash used in financing activities              (1,285,636)      (1,446,523)      (2,462,623)       (1,809,954)        (939,408)
                                                --------------   --------------    ------------------------------------------------
                                                --------------   --------------    ------------------------------------------------

Net increase (decrease) in cash
 and cash equivalents                                     $ -              $ -              $ -               $ -              $ -
                                                ==============   ==============    ================================================
                                                ==============   ==============    ================================================





The accompanying notes to financial statements are an integral part of these statements.

TOP SOURCE  AUTOMOTIVE, INC.
--------------------------------------------------------------------
NOTES TO  FINANCIAL STATEMENTS (UNAUDITED)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business - Top Source Automotive, Inc. (the "Company" or "TSA") is focused on developing and assembling a patented automotive overhead mounted speaker system, which is called the Overhead Speaker System. The Company is a wholly owned subsidiary of Top Source Technologies, Inc. (the "Parent Company")

Interim Financial Information - The interim financial statements as of June 30, 1998 and for the nine months ended June 30, 1998 and 1997, are unaudited and omit certain information and footnote disclosures related to these periods, normally included in financial statements prepared in accordance with generally accepted accounting principles. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary to fairly present the financial position, results of operations and cash flows with respect to the interim financial statements, have been included. The results of operations for the interim periods are not necessarily indicative of the results for the entire fiscal year.

Revenue Recognition - Revenue is currently derived from sales of the OHSS for both production line and dealership installed units.

Inventories - Inventories are stated at the lower of cost or market and are valued by the first-in, first-out (FIFO) method.

Fair value of Financial Instruments - The carrying amount of cash and cash equivalents, accounts receivable, accounts payable, and accrued liabilities approximates fair value.

Property and Equipment - Property and equipment are stated at cost. Repairs and maintenance costs are charged to expense as incurred. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets, or the lease term if shorter in the case of leasehold improvements, ranging from two to twelve years. When property or equipment is retired or otherwise disposed of, the cost less related accumulated depreciation is removed from the accounts and the resulting gains or losses are included in other expense in the accompanying statements of operations.

Manufacturing and Distribution Rights and Patents - These assets are valued at the lower of cost or net realizable value and are being amortized using the straight-line method over the terms of the agreements or life of the patents, ranging from ten to thirteen years.

Research and Development - The costs associated with research and development of products and technologies are expensed as incurred.

Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

TOP SOURCE  AUTOMOTIVE, INC.
-----------------------------------------------------------------------------
NOTES TO  FINANCIAL STATEMENTS (UNAUDITED)


2. STATEMENTS OF CASH FLOWS

     There were no significant non-cash investing or financing activities for the years ended September 30, 1997, 1996 and 1995 and the nine months ended June 30, 1998 and 1997.

3. INVENTORIES

     Inventories consisted of the following at June 30, 1998, September 30, 1997 and 1996:


                                         1998        1997           1996

Raw materials                        $472,407       $704,586      $357,201
Finished goods                         67,844         60,202       113,710
                                     $540,251       $764,788      $470,911




4.  PROPERTY AND EQUIPMENT

     Property and equipment consisted of the following at June 30, 1998, September 30, 1997 and 1996:


                                            Useful                 1998             1997             1996
                                            Life (Years)
Equipment                                        2-12         $ 305,814     $    296,028        $   287,075
Computer equipment                               3-4            282,287          274,583            196,096
Tooling                                          2              271,745          242,360            530,936
Furniture and fixtures                           3-5            126,914          126,089             80,598
Vehicles and delivery equipment                  3               47,124           60,230             48,209
Leasehold improvements                           2-5            146,746          146,746             96,677
                                                              1,180,630        1,146,036          1,239,591
Less:  accumulated depreciation                               (891,732)         (689,098)          (719,997)
                                                               $288,898         $456,938           $519,594

     Depreciation of tooling and production equipment incurred in manufacturing OHSS in the amount of $292,284 and $290,440 for the years ended September 30, 1997 and 1996, respectively, and $173,662 and $218,925 for the nine months ended June 30, 1998 and 1997 respectively, has been allocated to cost of sales as it directly relates to the products sold.
                                        5

------------------------------------------------------------------------------
TOP SOURCE  AUTOMOTIVE, INC.
NOTES TO  FINANCIAL STATEMENTS (UNAUDITED)


5. MANUFACTURING AND DISTRIBUTION RIGHTS AND PATENTS

     Manufacturing  and  distribution   rights  and  patents  consisted  of  the
following at June 30, 1998, September 30, 1997 and 1996:

                                           Useful
                                          Life (Years)      1998        1997          1996

Manufacturing rights                            13        $58,438     $  58,438    $   58,438
Distribution rights                             13        437,501       437,501       437,501
Patents                                         10         96,045        73,305        70,600
                                                          591,984       569,244       566,539
Less: accumulated amortization                           (447,018)     (412,231)     (366,819)
                                                         $144,966      $157,013     $ 199,720

OHSS  (Overhead Speaker System)

     The Company has the exclusive right to produce and sell Pelo Sound products in North, Central and South America and a non- exclusive right to produce and sell the products in all other areas of the world, excluding Europe. The value of these rights is being amortized over thirteen years, and has a remaining net book value of $14,335 at June 30, 1998 and $17,707 at September 30, 1997.

   The Company has distribution rights acquired from B&R International Imports, Corp. related to its Overhead Speaker System. The net book value of these rights, which are being amortized over thirteen years, is $60,277 at June 30, 1998 and $85,518 at September 30, 1997. The Company also has patents on the OHSS relating to improvements and perfection's on the Overhead Speaker System. The value of these patents is being amortized over ten years and has a remaining net book value of $70,354 at June 30, 1998 and $53,789 at September 30, 1997.


6. COMMITMENTS AND CONTINGENCIES

     The Company leases office space under noncancelable operating leases. Future minimum rental commitments under these leases are as follows:


         Fiscal Year Ending September 30:
         1998               $191,100
         1999                191,100
         2000                143,325
         2001 and
           thereafter              -

     Total rental expense for continuing operations amounted to $136,925 and $146,469 for the nine months ended June 30, 1998 and 1997, respectively, and $192,486, $191,100 and $107,929 for the years ended September 30, 1997, 1996, and 1995, respectively.

TOP SOURCE  AUTOMOTIVE, INC.
------------------------------------------------------------------------------
NOTES TO  FINANCIAL STATEMENTS (UNAUDITED)

6. COMMITMENTS AND CONTINGENCIES (continued)

     The Parent Company enacted a Retirement Salary Savings Plan (401(k)) (the "Plan") effective October 1, 1993. All employees that were employed on October 1, 1993 were eligible to join the Plan. Otherwise, they will be eligible to participate in the Plan if they have completed three months of service and have attained the age of 21. The enrollment dates are the first day of each quarter. The Company will match 25% of each dollar contributed by an employee to the Plan on the first 6% of the salary deferral, not to exceed 1 1/2% of the employee's total salary eligible under the Plan. The cost the Company incurred for matching employee contributions and administrative costs during fiscal 1997, 1996 and 1995 was $10,694, $ 5,370 and $9,676, respectively.

     TSA is a co-borrower to the Parent Company's $5,000,000 credit facility ("Credit Facility") with NationsCredit Commercial Corporation . The Credit Facility, which is secured by substantially all of the assets of the Company enables the Parent Company to borrow up to $5,000,000 based on certain percentages of accounts receivable and inventory balances. The Credit Facility allows for borrowing up to 85% of eligible accounts receivable and 50% of inventory. The overall sub limit of borrowing against inventory is $1,500,000. The interest rate on this Credit Facility is 1-1/2% over the prime rate and is payable monthly with a required minimum borrowing level of $2,500,000 for fee calculation purposes.

     For accounting purposes, all amounts outstanding under the Credit Facility appear on the financial statements of the Parent Company. Therefore, all amounts drawn or repaid in connection with activity associated with TSA flow through their intercompany account and are classified as a component of stockholders' equity. (See Note 9)

7. INCOME TAXES

     The Company's taxable results are included within the consolidated tax return of the Parent Company for years ended September 30, 1997, 1996, and 1995. The provision for income taxes is based on the application of the provisions of Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("SFAS No. 109") to the Company as if it were a separate taxpayer. Also included in the income tax expense for the years ended September 30, 1997, 1996 and 1995 is $233,074, $175,000 and $60,000 and $ 41,167 and $ 39,274 for the
nine months ended June 30, 1998 and 1997 which consist of the reversal of previously recorded deferred tax assets to state income tax expense.


     Cash paid for state income taxes for the nine months ended June 30, 1998 and 1997 was approximately $84,000 and $53,000, respectively. Cash paid for state income taxes for the years ended September 30, 1997, 1996 and 1995 was approximately $124,000, $140,000 and $45,000 which primarily related to state income tax expense.

------------------------------------------------------------------------------
NOTES TO  FINANCIAL STATEMENTS (UNAUDITED)

8. CONCENTRATION OF CREDIT RISK

     In fiscal 1997, the majority of the Company's overall revenue was derived from one customer, an OEM, which accounted for 99% of the total business activity. That same customer accounted for 99% and 91% of net sales in both 1996 and 1995 and 99 % and 99 % of net sales for the nine month period ended June 30, 1998 and 1997. As of June 30, 1998 and September 30, 1997 the Company's receivable balance from this OEM customer was approximately $1,649,386 and $2,174,683 respectively. The majority of this receivable was subsequently collected. The loss of this customer would have a material adverse effect on the Company. Export sales in 1997, 1996 and 1995 were insignificant.


9.    RELATED PARTY TRANSACTIONS

     The Parent Company's corporate general and administrative costs not specifically attributable to its operating subsidiaries have been allocated to TSA and its other oil analysis subsidiary. Such costs are included in "overhead allocation from parent" in the accompanying Statements of Operations and were approximately $825,000 for the nine months ended June 30, 198 and 1997, respectively, and $1,100,000 for the years ended September 30, 1997, 1996 and 1995, respectively. Management believes that the amounts allocated to the Company are no less favorable to the Company than the expenses the Company would incur to obtain such services on its own or from unaffiliated third parties

     In connection with the sale of substantially all of the assets and liabilities of TSA as discussed in Note 10, management of the company intends to treat the receivable from the parent as an equity distribution. Accordingly, the receivable from the parent has been shown as a separate line in Stockholders' Equity as a reduction of equity in the accompanying balance sheets.

10. SUBSEQUENT EVENT

     The Parent Company executed a definitive agreement to sell substantially all the assets and liabilities of TSA under the terms of the Agreement. The Parent Company received a $1,450,000 non-refundable deposit, which represented the sale of a 14.5% equity interest in TSA. The Parent Company also has received an additional $2,050,000, which is currently being held in escrow until a majority approval of the Parent Company's stockholders can be obtained. Upon stockholder approval, the $2,050,000 will be released to the Company and the buyer would own a total of 20% equity interest in TSA. The final payment of $6,500,000 cash is due by March 31, 1999.